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                          CHESAPEAKE ENERGY CORPORATION

                                   as Issuer,

                           THE SUBSIDIARY GUARANTORS,

                                 as Guarantors,

                                       AND

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.,

                                   as Trustee

                          ----------------------------

                                    INDENTURE

                          DATED AS OF DECEMBER 8, 2004

                          ----------------------------

                          6.375% SENIOR NOTES DUE 2015

                          ----------------------------

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                              CROSS-REFERENCE TABLE


TIA SECTION                                                   INDENTURE SECTION
310          (a)(1)......................................................  7.10
             (a)(2)......................................................  7.10
             (a)(3)......................................................  N.A.
             (a)(4)......................................................  N.A.
             (a)(5)......................................................  7.08
             (b)...................................................  7.08; 7.10
             (c).........................................................  N.A.
311          (a).........................................................  7.11
             (b).........................................................  7.11
             (c).........................................................  N.A.
312          (a).........................................................  2.05
             (b)........................................................  12.03
             (c)........................................................  12.03
313          (a).........................................................  7.06
             (b)(1)......................................................  N.A.
             (b)(2)......................................................  7.06
             (c)..................................................  7.06; 12.02
             (d).........................................................  7.06
314          (a)............................................  4.02; 4.03; 12.02
             (b).........................................................  N.A.
             (c)(1).....................................................  12.04
             (c)(2).....................................................  12.04
             (c)(3)......................................................  N.A.
             (d).........................................................  N.A.
             (e)........................................................  12.05
             (f).........................................................  N.A.
315          (a)......................................................  7.01(b)
             (b)..................................................  7.05; 12.02
             (c)......................................................  7.01(a)
             (d)......................................................  7.01(c)
             (e).........................................................  6.11
316          (a)(last sentence)..........................................  2.09
             (a)(1)(A)...................................................  6.05
             (a)(1)(B).......................................  6.02; 6.04; 9.02
             (a)(2)......................................................  N.A.
             (b).........................................................  6.07
             (c).........................................................  N.A.
317          (a)(1)......................................................  6.08
             (a)(2)......................................................  6.09
             (b).........................................................  2.04
318          (a)........................................................  12.01
318          (c)........................................................  12.01

-------------------------
N.A. means Not Applicable

NOTE: This Cross-Reference table shall not, for any purpose, be deemed part of this Indenture.


                                      ii
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                                TABLE OF CONTENTS


                                                                          PAGES


                                   ARTICLE One

                   DEFINITIONS AND INCORPORATION BY REFERENCE

   SECTION 1.01.  Definitions.................................................1
   SECTION 1.02.  Other Definitions..........................................21
   SECTION 1.03.  Incorporation by Reference of Trust Indenture Act..........21
   SECTION 1.04.  Rules of Construction......................................22


                                   ARTICLE Two

                                 THE SECURITIES

   SECTION 2.01.  Form and Dating............................................22
   SECTION 2.02.  Execution and Authentication...............................23
   SECTION 2.03.  Registrar and Paying Agent.................................23
   SECTION 2.04.  Paying Agent To Hold Money in Trust........................24
   SECTION 2.05.  Holder Lists...............................................24
   SECTION 2.06.  Transfer and Exchange......................................24
   SECTION 2.07.  Replacement Securities.....................................24
   SECTION 2.08.  Outstanding Securities.....................................25
   SECTION 2.09.  Temporary Securities.......................................25
   SECTION 2.10.  Cancelation................................................25
   SECTION 2.11.  Defaulted Interest.........................................25
   SECTION 2.12.  CUSIP Numbers..............................................26
   SECTION 2.13.  Issuance of Additional Securities..........................26


                                  ARTICLE Three

                                   REDEMPTION

   SECTION 3.01.  Notice to Trustee..........................................27
   SECTION 3.02.  Selection of Securities to Be Redeemed.....................27
   SECTION 3.03.  Notice of Redemption.......................................27
   SECTION 3.04.  Effect of Notice of Redemption.............................28
   SECTION 3.05.  Deposit of Redemption Price................................28
   SECTION 3.06.  Securities Redeemed in Part................................29
   SECTION 3.07.  Optional Redemption........................................29
   SECTION 3.08.  Equity Offering Redemption.................................29
   SECTION 3.09.  Optional Redemption at Make-Whole Price....................29


                                  ARTICLE Four

                                    COVENANTS

   SECTION 4.01.  Payment of Securities......................................30
   SECTION 4.02.  SEC Reports................................................30

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
   SECTION 4.03.  Compliance Certificates....................................30
   SECTION 4.04.  Maintenance of Office or Agency............................31
   SECTION 4.05.  Corporate Existence........................................32
   SECTION 4.06.  Waiver of Stay, Extension or Usury Laws....................32
   SECTION 4.07.  Payment of Taxes and Other Claims..........................32
   SECTION 4.08.  Maintenance of Properties and Insurance....................33
   SECTION 4.09.  Limitation on Incurrence of Additional Indebtedness........33
   SECTION 4.10.  Limitation on Restricted Payments..........................34
   SECTION 4.11.  Limitation on Sale of Assets...............................36
   SECTION 4.12.  Limitation on Liens Securing Indebtedness..................38
   SECTION 4.13.  Limitation on Sale/Leaseback Transactions..................38
   SECTION 4.14.  Limitation on Payment Restrictions Affecting Subsidiaries..38
   SECTION 4.15.  Limitation on Transactions with Affiliates.................39
   SECTION 4.16.  Change of Control..........................................39


                                  ARTICLE Five

                              SUCCESSOR CORPORATION

   SECTION 5.01.  When Company May Merge, etc................................41
   SECTION 5.02.  Successor Corporation Substituted..........................42


                                   ARTICLE Six

                              DEFAULTS AND REMEDIES

   SECTION 6.01.  Events of Default..........................................42
   SECTION 6.02.  Acceleration...............................................44
   SECTION 6.03.  Other Remedies.............................................45
   SECTION 6.04.  Waiver of Past Defaults....................................45
   SECTION 6.05.  Control by Majority........................................45
   SECTION 6.06.  Limitation on Remedies.....................................45
   SECTION 6.07.  Rights of Holders to Receive Payment.......................46
   SECTION 6.08.  Collection Suit by Trustee.................................46
   SECTION 6.09.  Trustee May File Proofs of Claim...........................46
   SECTION 6.10.  Priorities.................................................46
   SECTION 6.11.  Undertaking for Costs......................................47


                                  ARTICLE Seven

                                     TRUSTEE

   SECTION 7.01.  Duties of Trustee..........................................47
   SECTION 7.02.  Rights of Trustee..........................................48
   SECTION 7.03.  Individual Rights of Trustee...............................49
   SECTION 7.04.  Trustee's Disclaimer.......................................49
   SECTION 7.05.  Notice of Defaults.........................................49
   SECTION 7.06.  Reports by Trustee to Holders..............................50
   SECTION 7.07.  Compensation and Indemnity.................................50
   SECTION 7.08.  Replacement of Trustee.....................................51
   SECTION 7.09.  Successor Trustee by Merger, etc...........................52
   SECTION 7.10.  Eligibility; Disqualification..............................52
   SECTION 7.11.  Preferential Collection of Claims Against Company..........52

                                  ARTICLE Eight

                             DISCHARGE OF INDENTURE

   SECTION 8.01.  Option to Effect Legal Defeasance or Covenant Defeasance...52
   SECTION 8.02.  Legal Defeasance and Discharge.............................52
   SECTION 8.03.  Covenant Defeasance........................................53
   SECTION 8.04.  Conditions to Legal or Covenant Defeasance................53
   SECTION 8.05.  Deposited Money and U.S. Government Securities to be Held in
                  Trust; Other Miscellaneous Provisions......................55
   SECTION 8.06.  Repayment to Company.......................................55
   SECTION 8.07.  Reinstatement..............................................56


                                  ARTICLE Nine

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

   SECTION 9.01.  Without Consent of Holders.................................56
   SECTION 9.02.  With Consent of Holders....................................57
   SECTION 9.03.  Compliance with Trust Indenture Act........................58
   SECTION 9.04.  Revocation and Effect of Consents..........................58
   SECTION 9.05.  Notation on or Exchange of Senior Notes....................59
   SECTION 9.06.  Trustee Protected..........................................59


                                   ARTICLE Ten

                                   GUARANTEES

   SECTION 10.01.  Unconditional Guarantee...................................59
   SECTION 10.02.  Subsidiary Guarantors May Consolidate, etc.,
                   on Certain Terms..........................................60
   SECTION 10.03.  Addition of Subsidiary Guarantors.........................61
   SECTION 10.04.  Release of a Subsidiary Guarantor.........................61
   SECTION 10.05.  Limitation of Subsidiary Guarantor's Liability............62
   SECTION 10.06.  Contribution..............................................62
   SECTION 10.07.  [Intentionally Omitted.]..................................62
   SECTION 10.08.  Severability..............................................62


                                 ARTICLE Eleven

                                  MISCELLANEOUS

   SECTION 11.01.  Trust Indenture Act Controls..............................63
   SECTION 11.02.  Notices 63
   SECTION 11.03.  Communication by Holders with Other Holders...............64
   SECTION 11.04.  Certificate and Opinion as to Conditions Precedent........64
   SECTION 11.05.  Statements Required in Certificate or Opinion.............64
   SECTION 11.06.  Rules by Trustee and Agents...............................64
   SECTION 11.07.  Legal Holidays............................................64
   SECTION 11.08.  Governing Law.............................................65
   SECTION 11.09.  No Adverse Interpretation of Other Agreements.............65
   SECTION 11.10.  No Recourse Against Others................................65
   SECTION 11.11.  Successors................................................65
   SECTION 11.12.  Duplicate Originals.......................................65
   SECTION 11.13.  Severability..............................................65

SIGNATURES...................................................................66

RULE 144A/REGULATION S APPENDIX.............................................A-1

EXHIBIT 1 TO THE RULE 144A/REGULATION S APPENDIX -
         FORM OF INITIAL SECURITY...........................................B-1

EXHIBIT A-1 - FORM OF EXCHANGE SECURITY OR
         PRIVATE EXCHANGE SECURITY..........................................C-1

-----------------

NOTE: This Table of Contents shall not, for any purpose, be deemed to be a part of this Indenture.

                  INDENTURE, dated as of December 8, 2004, among CHESAPEAKE ENERGY CORPORATION, an Oklahoma corporation (the "Company"), the SUBSIDIARY GUARANTORS listed as signatories hereto and The Bank of New York Trust Company, N.A., a national banking association, as Trustee.

                  Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the holders of the Company's 6.375% Senior Notes due 2015:

                                  ARTICLE One

                   DEFINITIONS AND INCORPORATION BY REFERENCE

        SECTION 1.01.  DEFINITIONS.

                  "Additional Securities" means, subject to the Company's compliance with Section 4.09(a), 6.375% Senior Notes due 2015 issued from time to time after the Issue Date under the terms of this Indenture (other than pursuant to Section 2.06, 2.07, 2.09 or 3.06 of this Indenture and other than Exchange Securities or Private Exchange Securities issued pursuant to an exchange offer for other Securities outstanding under this Indenture).

                  "Adjusted Consolidated EBITDA" means the Consolidated Net Income of the Company and its Restricted Subsidiaries for the Reference Period,
(a) increased (to the extent deducted in determining Consolidated Net Income) by the sum, without duplication, of: (i) all income and state franchise taxes of the Company and its Restricted Subsidiaries paid or accrued according to GAAP for such period (other than income taxes attributable to extraordinary, unusual or non-recurring gains or losses); (ii) all interest expense of the Company and its Restricted Subsidiaries paid or accrued in accordance with GAAP for such period (including amortization of original issue discount or premium); (iii) depreciation and depletion of the Company and its Restricted Subsidiaries; (iv) amortization of the Company and its Restricted Subsidiaries including, without limitation, amortization of capitalized debt issuance costs; (v) any loss realized in accordance with GAAP upon the sale or other disposition of any property, plant or equipment of the Company or its Restricted Subsidiaries (including pursuant to any Sale/Leaseback Transaction) which is not sold or otherwise disposed of in the ordinary course of business and any loss realized in accordance with GAAP upon the sale or other disposition of any Capital Stock of any Person; (vi) any loss realized in accordance with GAAP from currency exchange transactions not in the ordinary course of business consistent with past practice; (vii) any loss net of income taxes realized in accordance with GAAP attributable to extraordinary items; (viii) any charges associated solely with the prepayment of any Indebtedness; and (ix) any other non-cash charges to the extent deducted from Consolidated Net Income and (b) decreased (to the extent included in determining Consolidated Net Income) by the sum of (i) the amount of deferred revenues that are amortized during the Reference Period and are attributable to reserves that are subject to Volumetric Production Payments and (ii) amounts recorded in accordance with GAAP as repayments of principal and interest pursuant to Dollar-Denominated Production Payments.

                  "Adjusted Consolidated EBITDA Coverage Ratio" means, for any Reference Period, the ratio on a pro forma basis of (a) Adjusted Consolidated EBITDA for the Reference Period to (b) Adjusted Consolidated Interest Expense for such Reference Period; PROVIDED, that, in calculating Adjusted Consolidated EBITDA and Adjusted Consolidated Interest Expense (i) acquisitions which occurred during the Reference Period or subsequent to the Reference Period and on or prior to the date of the transaction giving rise to the need to calculate the Adjusted Consolidated EBITDA Coverage Ratio (the "Transaction Date") shall be assumed to have occurred on the first day of the Reference Period, (ii) the incurrence of any Indebtedness (including the issuance of the Securities) or issuance of any Disqualified Stock during the Reference Period or subsequent to the Reference Period and on or prior to the Transaction Date shall be assumed to have occurred on the first day of such Reference Period, (iii) any Indebtedness that had been outstanding during the Reference Period that has been repaid on or prior to the Transaction Date shall be assumed to have been repaid as of the first day of such Reference Period, (iv) the Adjusted Consolidated Interest Expense attributable to interest on any Indebtedness or dividends on any Disqualified Stock bearing a floating interest (or dividend) rate shall be computed on a pro forma basis as if the rate in effect on the Transaction Date were the average rate in effect during the entire Reference Period and (v) in determining the amount of Indebtedness pursuant to Section 4.09, the incurrence of Indebtedness or issuance of Disqualified Stock giving rise to the need to calculate the Adjusted Consolidated EBITDA Coverage Ratio and, to the extent the net proceeds from the incurrence or issuance thereof are used to retire Indebtedness, the application of the proceeds therefrom shall be assumed to have occurred on the first day of the Reference Period.

                  "Adjusted  Consolidated  Interest Expense" means, with respect to the Company and its Restricted Subsidiaries, for the Reference Period, the aggregate amount (without duplication) of (a) interest expensed in accordance with GAAP  (including,  in  accordance  with the  following  sentence,  interest
attributable  to  Capitalized   Lease   Obligations,   but  excluding   interest
attributable to Dollar-Denominated Production Payments and amortization of deferred debt expense) during such period in respect of all Indebtedness of the Company and its Restricted Subsidiaries (including (i) amortization of original issue discount or premium on any Indebtedness (other than with respect to the Existing Notes and the Securities), (ii) the interest portion of all deferred payment obligations, calculated in accordance with GAAP, and (iii) all commissions, discounts and other fees and charges owed with respect to bankers' acceptance financings and currency and interest rate swap arrangements, in each case to the extent attributable to such period), and (b) dividend requirements of the Company and its Restricted Subsidiaries with respect to any Preferred Stock dividends (whether in cash or otherwise (except dividends paid solely in shares of Qualified Stock)) paid (other than to the Company or any of its Restricted Subsidiaries), declared, accrued or accumulated during such period, divided by one minus the applicable actual combined federal, state, local and foreign income tax rate of the Company and its Subsidiaries (expressed as a decimal), on a consolidated basis, for the four quarters immediately preceding the date of the transaction giving rise to the need to calculate Consolidated Interest Expense, in each case to the extent attributable to such period and excluding items eliminated in consolidation. For purposes of this definition, (a) interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by the Company to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP and (b) interest expense attributable to any Indebtedness represented by the guarantee by the Company or a Restricted Subsidiary of the Company of an obligation of another Person shall be deemed to be the interest expense attributable to the Indebtedness guaranteed.

        "Adjusted Consolidated Net Tangible Assets" or "ACNTA" means (without duplication), as of the date of determination, (a) the sum of (i) discounted future net revenue from proved oil and gas reserves of the Company and its Restricted Subsidiaries calculated in accordance with SEC guidelines before any state or federal income taxes, as estimated by independent petroleum engineers in a reserve report prepared as of the end of the Company's most recently completed fiscal year, as increased by, as of the date of determination, the discounted future net revenue of (A) estimated proved oil and gas reserves of the Company and its Restricted Subsidiaries attributable to any acquisition consummated since the date of such year-end reserve report, and (B) estimated proved oil and gas reserves of the Company and its Restricted Subsidiaries attributable to extensions, discoveries and other additions and upward revisions of estimates of proved oil and gas reserves due to exploration, development or exploitation, production or other activities conducted or otherwise occurring since the date of such year-end reserve report, which, in the case of sub-clauses (A) and (B), would, in accordance with standard industry practice, result in such increases as calculated in accordance with SEC guidelines (utilizing the prices utilized in such year-end reserve report), and decreased by, as of the date of determination, the discounted future net revenue of (C) estimated proved oil and gas reserves of the Company and its Restricted Subsidiaries produced or disposed of since the date of such year-end reserve report and (D) reductions in the estimated oil and gas reserves of the Company and its Restricted Subsidiaries since the date of such year-end reserve report attributable to downward revisions of estimates of proved oil and gas reserves due to exploration, development or exploitation, production or other activities conducted or otherwise occurring since the date of such year-end reserve report which, in the case of sub-clauses (C) and (D), would, in accordance with standard industry practice, result in such decreases as calculated in accordance with SEC guidelines (utilizing the prices utilized in such year-end reserve report); PROVIDED that, in the case of each of the determinations made pursuant to clauses (A) through (D), such increases and decreases shall be as estimated by the Company's engineers, (ii) the capitalized costs that are attributable to oil and gas properties of the Company and its Restricted Subsidiaries to which no proved oil and gas reserves are attributable, based on the Company's books and records as of a date no earlier than the date of the Company's latest annual or quarterly financial statements, (iii) the Net Working Capital on a date no earlier than the date of the Company's latest annual or quarterly financial statements and (iv) the greater of (I) the net book value on a date no earlier than the date of the Company's latest annual or quarterly financial statements and (II) the appraised value, as estimated by independent appraisers, of other tangible assets (including Investments in unconsolidated Subsidiaries) of the Company and its Restricted Subsidiaries, as of a date no earlier than the date of the Company's latest audited financial statements, minus (b) the sum of (i) minority interests, (ii) any gas balancing liabilities of the Company and itsRestricted Subsidiaries reflected as a long-term liability in the Company's latest annual or quarterly financial statements, (iii) the discounted future net revenue, calculated in accordance with SEC guidelines (utilizing the prices utilized in the Company's year-end reserve report), attributable to reserves which are required to be delivered to third parties to fully satisfy the obligations of the Company and its Restricted Subsidiaries with respect to Volumetric Production Payments on the schedules specified with respect thereto,
(iv) the discounted future net revenue, calculated in accordance with SEC guidelines, attributable to reserves subject to Dollar-Denominated Production Payments which, based on the estimates of production included in determining the discounted future net revenue specified in (a) (i) above (utilizing the same prices utilized in the Company's year-end reserve report), would be necessary to fully satisfy the payment obligations of the Company and its Restricted Subsidiaries with respect to Dollar-Denominated Production Payments on the schedules specified with respect thereto and (v) the discounted future net revenue, calculated in accordance with SEC guidelines (utilizing the same prices utilized in the Company's year-end reserve report), attributable to reserves subject to participation interests, overriding royalty interests or other interests of third parties, pursuant to participation, partnership, vendor financing or other agreements then in effect, or which otherwise are required to be delivered to third parties. If the Company changes its method of accounting from the full cost method to the successful efforts method or a similar method of accounting, Adjusted Consolidated Net Tangible Assets will continue to be calculated as if the Company were still using the full cost method of accounting.

                  "Adjusted Net Assets of a Subsidiary Guarantor" at any date shall mean the lesser of (i) the amount by which the fair value of the property of such Subsidiary Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under the Guarantee of such Subsidiary Guarantor at such date and (ii) the amount by which the present fair saleable value of the assets of such Subsidiary Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Subsidiary Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any Subsidiary of such Subsidiary Guarantor in respect of the obligations of such Subsidiary under the Guarantee), excluding debt in respect of the Guarantee, as they become absolute and matured.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person directly or indirectly, whether through the ownership of Voting Stock, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent" means any Registrar, Paying Agent or co-registrar.

                  "Asset Sale" means any sale, lease, transfer, exchange or other disposition (or series of related sales, leases, transfers, exchanges or dispositions) having a fair market value of $1,000,000 or more of shares of Capital Stock of a Restricted Subsidiary (other than directors' qualifying shares), or of property or assets (including the creation of Dollar-Denominated Production Payments and Volumetric Production Payments, other than Dollar-Denominated Production Payments and Volumetric Production Payments created or sold in connection with the financing of, and within 30 days after, the acquisition of the properties subject thereto) or any interests therein (each referred to for purposes of this definition as a "disposition") by the Company or any of its Restricted Subsidiaries, including any disposition by means of a merger, consolidation or similar transaction (other than (a) by the Company to a Restricted Subsidiary or by a Restricted Subsidiary to the Company or another Restricted Subsidiary, (b) a sale of oil, gas or other hydrocarbons or other mineral products in the ordinary course of business of the Company's oil and gas production operations, (c) any abandonment, farm-in, farm-out, lease and sub-lease of developed and/or undeveloped properties made or entered into in the ordinary course of business, but excluding (x) any sale of a net profits or overriding royalty interest, in each case conveyed from or burdening proved developed or proved undeveloped reserves and (y) any sale of hydrocarbons or other mineral products as a result of the creation of Dollar-Denominated Production Payments or Volumetric Production Payments, other than Dollar-Denominated Production Payments and Volumetric Production Payments created or sold in connection with the financing of, and within 30 days after, the acquisition of the properties subject thereto), (d) the disposition of all or substantially all of the assets of the Company in compliance with Article Five, (e) Sale/Leaseback Transactions in compliance with Section 4.13, (f) the provision of services and equipment for the operation and development of the Company's oil and gas wells, in the ordinary course of the Company's oil and gas service businesses, notwithstanding that such transactions may be recorded as asset sales in accordance with full cost accounting guidelines, and (g) the issuance by the Company of shares of its Capital Stock).

                  "Attributable Indebtedness" means, with respect to any particular lease under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the present value of the total net amount of rent required to be paid by such Person under the lease during the primary term thereof, without giving effect to any renewals at the option of the lessee, discounted from the respective due dates thereof to such date at the rate of interest per annum implicit in the terms of the lease. As used in the preceding sentence, the "net amount of rent" under any lease for any such period shall mean the sum of rental and other payments required to be paid with respect to such period by the lessee thereunder excluding any amounts required to be paid by such lessee on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges. In the case of any lease which is terminable by the lessee upon payment of a penalty, such net amount of rent shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

                  "Average Life" means, as of the date of determination, with respect to any Indebtedness, the quotient obtained by dividing (i) the product of (x) the number of years from such date to the date of each successive scheduled principal payment of such Indebtedness multiplied by (y) the amount of such principal payment by (ii) the sum of all such principal payments.

                  "Board of Directors" means, with respect to any Person, the Board of Directors of such Person or any committee of the Board of Directors of such Person duly authorized to act on behalf of the Board of Directors of such Person.

                  "Board Resolution" means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors or the managing partner(s) of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means any day on which the New York Stock Exchange, Inc. is open for trading and which is not a Legal Holiday.

                  "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of corporate stock or partnership or limited liability company interests and any and all warrants, options and rights with respect thereto (whether or not currently exercisable), including each class of common stock and preferred stock of such Person.

                  "Capitalized Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under a lease of property, real or personal, that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Change of Control" means the occurrence of any of the following: (i) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the Company's assets to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act), other than to Permitted Holders; (ii) the adoption of a plan relating to the liquidation or dissolution of the Company; (iii) the acquisition, directly or indirectly, by any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act), other than Permitted Holders, of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act, except that such Person shall be deemed to have beneficial ownership of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after passage of time) of more than 50% of the aggregate voting power of the Voting Stock of the Company; PROVIDED, HOWEVER, that the Permitted Holders beneficially own (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, in the aggregate a lesser percentage of the total voting power of the Voting Stock of the Company than such other Person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of the Company (for the purposes of this definition, such other Person shall be deemed to beneficially own any Voting Stock of a specified corporation held by a parent corporation, if such other Person is the beneficial owner (as defined above), directly or indirectly, of more than 35% of the voting power of the Voting Stock of such parent corporation and the Permitted Holders beneficially own (as defined in this proviso), directly or indirectly, in the aggregate a lesser percentage of the voting power of the Voting Stock of such parent corporation and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of such parent corporation); or (iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of 66-2/3% of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office.

                  "Company" means the party named as such above, until a successor replaces such Person in accordance with the terms of this Indenture, and thereafter means such successor.

                  "Consolidated Net Income" of the Company means, for any period, the aggregate net income (or loss) of the Company and its Restricted Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP; PROVIDED, HOWEVER, that there shall not be included in such Consolidated Net Income: (a) any net income of any Person if such Person is not the Company or a Restricted Subsidiary, except that (i) subject to the limitations contained in clause (d) below, the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash or cash equivalents actually distributed by such Person during such period to the Company or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to a Restricted Subsidiary, to the limitations contained in clause (c) below) and (ii) the Company's equity in a net loss of any such Person (other than an Unrestricted Subsidiary) for such period shall be included in determining such Consolidated Net Income; (b) any net income (or loss) of any Person acquired by the Company or a Subsidiary in a pooling of interests transaction for any period prior to the date of such acquisition; (c) the net income of any Restricted Subsidiary to the extent that the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Company, is prohibited; (d) any gain (but not loss) realized upon the sale or other disposition of any property, plant or equipment of the Company or any Restricted Subsidiary (including pursuant to any Sale/Leaseback Transaction) which is not sold or otherwise disposed of in the ordinary course of business and any gain (but not loss) realized upon the sale or other disposition of any Capital Stock of any Person; (e) any gain (but not loss) from currency exchange transactions not in the ordinary course of business consistent with past practice; (f) the cumulative effect of a change in accounting principles; (g) to the extent deducted in the calculation of net income, the non-cash charges associated with the repayment of Indebtedness with the proceeds from the sale of the Securities or any other Senior Indebtedness scheduled to mature no earlier than the Indebtedness being repaid and the prepayment of any of the Securities or such other Senior Indebtedness; and (h) any writedowns of non-current assets; PROVIDED, HOWEVER, that any "ceiling limitation" writedowns under SEC guidelines shall be treated as capitalized costs, as if such writedowns had not occurred;(i) any gain (but not loss) attributable to extraordinary items; and (j) any unrealized non-cash gains or losses or charges in respect of hedge or non-hedge derivatives (including those resulting from the application of FAS 133).

                  "Consolidated Tangible Net Worth" means, with respect to the Company and its Restricted Subsidiaries, as at any date of determination, the sum of Capital Stock (other than Disqualified Stock) and additional paid-in capital plus retained earnings (or minus accumulated deficit) minus all intangible assets, including, without limitation, organization costs, patents, trademarks, copyrights, franchises, research and development costs, and any amount reflected in treasury stock, of the Company and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP.

                  "Credit Facilities" means, one or more debt facilities (including, without limitation, the Company's existing credit facility) or commercial paper facilities, in each case with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

                  "Currency Hedge Obligations" means, at any time as to the Company and its Restricted Subsidiaries, the obligations of such Person at such time that were incurred in the ordinary course of business pursuant to any foreign currency exchange agreement, option or futures contract or other similar agreement or arrangement designed to protect against or manage such Person's or any of its Subsidiaries' exposure to fluctuations in foreign currency exchange rates.

                  "Default" means any event which is, or after notice or passage of time would be, an Event of Default.

                  "Disinterested Director" means, with respect to an Affiliate Transaction or series of related Affiliate Transactions, a member of the Board of Directors of the Company who has no financial interest, and whose employer has no financial interest, in such Affiliate Transaction or series of related Affiliate Transactions.

                  "Disqualified Stock" means any Capital Stock of the Company or any Restricted Subsidiary of the Company which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event or with the passage of time, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the Maturity Date or which is exchangeable or convertible into debt securities of the Company or any Restricted Subsidiary of the Company, except to the extent that such exchange or conversion rights cannot be exercised prior to the Maturity Date.

                  "Dollar-Denominated   Production   Payments"  mean  production
payment obligations recorded as liabilities in accordance with GAAP, together with all undertakings and obligations in connection therewith.

                  "Equity Offering" means any underwritten public offering of Capital Stock (other than Disqualified Stock) of the Company pursuant to a registration statement filed pursuant to the Securities Act or any private placement of Capital Stock (other than Disqualified Stock) of the Company (other than to any Person who, prior to such private placement, was an Affiliate of the Company) which offering or placement is consummated after the Issue Date.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

                  "Existing Notes" means the Company's outstanding (a) 8.375% Senior Notes due 2008, (b) 8.125% Senior Notes due 2011, (c) 9.00% Senior Notes due 2012, (d) 7.50% Senior Notes due 2013, (e) 7.00% Senior Notes due 2014, (f) 7.50% Senior Notes due 2014, (g) 7.75% Senior Notes due 2015 and (h) 6.875% Senior Notes due 2016.

                  "GAAP" means generally accepted accounting principles as in effect in the United States of America as of the Issue Date.

                  "Guarantee"   means,   individually  and   collectively,   the
guarantees given by the Subsidiary Guarantors pursuant to Article Ten hereof.

                  "Holder" means a Person in whose name a Security is registered on the Registrar's books.

                  "Indebtedness" means, without duplication, with respect to any Person, (a) all obligations of such Person (i) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (ii) evidenced by bonds, notes, debentures or similar instruments, (iii) representing the balance deferred and unpaid of the purchase price of any property or services (other than accounts payable or other obligations arising in the ordinary course of business), (iv) evidenced by bankers' acceptances or similar instruments issued or accepted by banks, (v) for the payment of money relating to a Capitalized Lease Obligation, or (vi) evidenced by a letter of credit or a reimbursement obligation of such Person with respect to any letter of credit; (b) all net obligations of such Person under Interest Rate Hedging Agreements, Oil and Gas Hedging Contracts and Currency Hedge Obligations, except to the extent such net obligations are taken into account in the determination of future net revenues from proved oil and gas reserves for purposes of the calculation of Adjusted Consolidated Net Tangible Assets; (c) all liabilities of others of the kind described in the preceding clauses (a) or (b) that such Person has guaranteed or that are otherwise its legal liability (including, with respect to any Production Payment, any warranties or guaranties of production or payment by such Person with respect to such Production Payment but excluding other contractual obligations of such Person with respect to such Production Payment); (d) Indebtedness (as otherwise defined in this definition) of another Person secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, the amount of such obligations being deemed to be the lesser of (1) the full amount of such obligations so secured, and (2) the fair market value of such asset, as determined in good faith by the Board of Directors of such Person, which determination shall be evidenced by a Board Resolution, (e) with respect to such Person, the liquidation preference or any mandatory redemption payment obligations in respect of Disqualified Stock; (f) the aggregate preference in respect of amounts payable on the issued and outstanding shares of Preferred Stock of any of the Company's Restricted Subsidiaries in the event of any voluntary or involuntary liquidation, dissolution or winding up (excluding any such preference attributable to such shares of Preferred Stock that are owned by such Person or any of its Restricted Subsidiaries; PROVIDED, that if such Person is the Company, such exclusion shall be for such preference attributable to such shares of Preferred Stock that are owned by the Company or any of its Restricted Subsidiaries); and (g) any and all deferrals, renewals, extensions, refinancings and refundings (whether direct or indirect) of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (a), (b), (c), (d), (e), (f) or this clause (g), whether or not between or among the same parties. Subject to clause (c) of the preceding sentence, neither Dollar-Denominated Production Payments nor Volumetric Production Payments shall be deemed to be Indebtedness.

                  "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

                  "Initial Purchasers" means, collectively, Deutsche Bank Securities Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Lehman Brothers Inc., UBS Securities LLC, Bear, Stearns & Co. Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, Raymond James & Associates, Inc., RBC Capital Markets Corporation, BNP Paribas Securities Corp., BOSC Inc., Calyon Securities (USA) Inc., Comerica Securities, Inc., SunTrust Capital Markets, Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC.

                  "Interest Rate Hedging Agreements" means, with respect to the Company and its Restricted Subsidiaries, the obligations of such Persons under
(i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (ii) other agreements or arrangements designed to protect any such Person or any of its Subsidiaries against fluctuations in interest rates.

                  "Investment" of any Person means (i) all investments by such Person in any other Person in the form of loans, advances or capital contributions, (ii) all guarantees of Indebtedness or other obligations of any other Person by such Person, (iii) all purchases (or other acquisitions for consideration) by such Person of assets, Indebtedness, Capital Stock or other securities of any other Person and (iv) all other items that would be classified as investments (including, without limitation, purchases of assets outside the ordinary course of business) or advances on a balance sheet of such Person prepared in accordance with GAAP.

                  "Issue Date" means December 8, 2004.

                  "Lien" means, with respect to any Person, any mortgage, pledge, lien, encumbrance, easement, restriction, covenant, right-of-way, charge or adverse claim affecting title or resulting in an encumbrance against real or personal property of such Person, or a security interest of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option, right of first refusal or other similar agreement to sell, in each case securing obligations of such Person and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statute or statutes) of any jurisdiction).

                  "Make-Whole Amount" with respect to a Security means an amount equal to the excess, if any, of (i) the present value of the remaining interest, premium and principal payments due on such Security (excluding any portion of such payments of interest accrued as of the redemption date) as if such Security were redeemed on December 15, 2009, computed using a discount rate equal to the Treasury Rate plus 50 basis points, over (ii) the outstanding principal amount of such Security. As used herein, "Treasury Rate" is defined as the yield to maturity (calculated on a semi-annual bond equivalent basis) at the time of the computation of United States Treasury securities with a constant maturity (as compiled by and published in the most recent Federal Reserve Statistical Release
H.15 (519), which has become publicly available at least two Business Days prior to the date of the redemption notice or, if such Statistical Release is no longer published, any publicly available source of similar market data) most nearly equal to the then remaining maturity of the Securities assuming redemption of the Securities on December 15, 2009; PROVIDED, HOWEVER, that if the Make-Whole Average Life of such Security is not equal to the constant maturity of the United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the Make-Whole Average Life of such Securities is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used. As used herein, "Make-Whole Average Life" means the number of years (calculated to the nearest one-twelfth) between the date of redemption and December 15, 2009.

                  "Make-Whole Price" means the greater of (i) the sum of (A) the outstanding principal amount of the Securities to be redeemed plus (B) the Make-Whole Amount and (ii) the redemption price (expressed as a percentage of the principal amount) of the Securities on December 15, 2009 set forth in
Section 3.07.

                  "Maturity Date" means June 15, 2015.

                  "Net Available Proceeds" means, with respect to any Asset Sale or Sale/ Leaseback Transaction of any Person, cash proceeds received (including any cash proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, and excluding any other consideration until such time as such consideration is converted into cash) therefrom, in each case net of all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all federal, state or local taxes required to be accrued as a liability as a consequence of such Asset Sale or Sale/ Leaseback Transaction, and in each case net of all Indebtedness which is secured by such assets, in accordance with the terms of any Lien upon or with respect to such assets, or which must, by its terms or in order to obtain a necessary consent to such Asset Sale or Sale/ Leaseback Transaction or by applicable law, be repaid out of the proceeds from such Asset Sale or Sale/Leaseback Transaction and which is actually so repaid.

                  "Net Cash Proceeds" means, in the case of any sale by the Company of securities pursuant to clauses (B) or (C) of Section 4.10(a)(iii), the aggregate net cash proceeds received by the Company, after payment of expenses, commissions, discounts and any other transaction costs incurred in connection therewith.

                  "Net Working Capital" means (i) all current assets of the Company and its Restricted Subsidiaries, minus (ii) all current liabilities of the Company and its Restricted Subsidiaries, except current liabilities included in Indebtedness.

                  "Non-Recourse Indebtedness" means Indebtedness or that portion of Indebtedness of a Non-Recourse Subsidiary as to which (a) neither the Company nor any other Subsidiary (other than a Non-Recourse Subsidiary) (i) provides credit support, including any undertaking, agreement or instrument which would constitute Indebtedness or (ii) is directly or indirectly liable for such Indebtedness and (b) no default with respect to such Indebtedness (including any rights which the holders thereof may have to take enforcement action against a Non-Recourse Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness (other than Non-Recourse Indebtedness) of the Company or its Subsidiaries (other than a Non-Recourse Subsidiary) to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity.

                  "Non-Recourse  Subsidiary"  means a Subsidiary or an Affiliate
(i) established for the purpose of acquiring or investing in property securing Non-Recourse Indebtedness, (ii) substantially all of the assets of which consist of property securing Non-Recourse Indebtedness, and (iii) which shall have been designated as a Non-Recourse Subsidiary by a Board Resolution adopted by the Board of Directors of the Company, as evidenced by an Officers' Certificate delivered to the Trustee. The Company may redesignate any Non-Recourse Subsidiary of the Company to be a Subsidiary other than a Non-Recourse Subsidiary by a Board Resolution adopted by the Board of Directors of the Company, as evidenced by an Officers' Certificate delivered to the Trustee, if, after giving effect to such redesignation, the Company could borrow $1.00 of additional Indebtedness pursuant to Section 4.09(a) (such redesignation being deemed an incurrence of additional Indebtedness (other than Non-Recourse Indebtedness)).

                  "Officer" means, with respect to any Person, the Chairman of the Board, the President, any Vice President, the Chief Financial Officer or the Treasurer of such Person.

                  "Officers' Certificate" means, with respect to any Person, a certificate signed by two Officers or by an Officer and either the Secretary, or an Assistant Secretary or Assistant Treasurer of such Person. One of the Officers signing an Officers' Certificate given pursuant to Section 4.03(a) shall be the principal executive, financial or accounting officer of the Person delivering such certificate.

                  "Oil and Gas Business" means the business of the exploration for, and exploitation, development, production, processing (but not refining), marketing, storage and transportation of, hydrocarbons, and other related energy and natural resource businesses (including oil and gas services businesses related to the foregoing).

                  "Oil and Gas Hedging Contracts" means any oil and gas purchase or hedging agreements, and other agreement or arrangement, in each case, that is designed to provide protection against price fluctuations of oil, gas or other commodities.

                  "Oil and Gas Securities" means the Voting Stock of a Person primarily engaged in the Oil and Gas Business, PROVIDED that such Voting Stock shall constitute a majority of the Voting Stock of such Person in the event that such Voting Stock is not registered under Section 12 of the Exchange Act.

                  "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company (or any Subsidiary Guarantor, if applicable) or the Trustee.

                  "Permitted Business Investments" means (i) Investments in assets used in the Oil and Gas Business; (ii) the acquisition of Oil and Gas Securities; (iii) the entry into operating agreements, joint ventures, processing agreements, farm-out agreements, development agreements, area of mutual interest agreements, contracts for the sale, transportation or exchange of oil and natural gas, unitization agreements, pooling arrangements, joint bidding agreements, service contracts, partnership agreements (whether general or limited) or other similar or customary agreements, transactions, properties, interests or arrangements, and Investments and expenditures in connection therewith or pursuant thereto, in each case made or entered into in the ordinary course of the Oil and Gas Business, excluding, however, Investments in corporations; (iv) the acquisition of working interests, royalty interests or mineral leases relating to oil and gas properties; (v) Investments by the Company or any Restricted Subsidiary in any Person which, immediately prior to the making of such Investment, is a Restricted Subsidiary; (vi) Investments in the Company by any Restricted Subsidiary; (vii) Investments permitted under
Section 4.11 or Section 4.13; (viii) Investments in any Person the consideration for which consists of Qualified Stock and (ix) any other Investments in an amount not to exceed 10% of Adjusted Consolidated Net Tangible Assets determined as of the date of the making or incurrence of such Investment.

                  "Permitted Company Refinancing Indebtedness" means Indebtedness of the Company, the net proceeds of which are used to renew, extend, refinance, refund or repurchase outstanding Indebtedness of the Company, PROVIDED that (i) if the Indebtedness (including the Securities) being renewed, extended, refinanced, refunded or repurchased is pari passu with or subordinated in right of payment to the Securities, then such Indebtedness is pari passu or subordinated in right of payment to, as the case may be, the Securities at least to the same extent as the Indebtedness being renewed, extended, refinanced, refunded or repurchased, (ii) such Indebtedness is scheduled to mature no earlier than the Indebtedness being renewed, extended, refinanced, refunded or repurchased, and (iii) such Indebtedness has an Average Life at the time such Indebtedness is incurred that is equal to or greater than the Average Life of the Indebtedness being renewed, extended, refinanced, refunded or repurchased; PROVIDED, FURTHER, that such Indebtedness (to the extent that such Indebtedness constitutes Permitted Company Refinancing Indebtedness) is in an aggregate principal amount (or, if such Indebtedness is issued at a price less than the principal amount thereof, the aggregate amount of gross proceeds therefrom is) not in excess of the aggregate principal amount then outstanding of the Indebtedness being renewed, extended, refinanced, refunded or repurchased (or if the Indebtedness being renewed, extended, refinanced, refunded or repurchased was issued at a price less than the principal amount thereof, then not in excess of the amount of liability in respect thereof determined in accordance with
GAAP).

                  "Permitted Financial Investments" means the following kinds of instruments if, in the case of instruments referred to in clauses (i)-(iv) below, on the date of purchase or other acquisition of any such instrument by the Company or any Subsidiary, the remaining term to maturity is not more than one year; (i) readily marketable obligations issued or unconditionally guaranteed as to principal of and interest thereon by the United States of America or by any agency or authority controlled or supervised by and acting as an instrumentality of the United States of America; (ii) repurchase obligations for instruments of the type described in clause (i) for which delivery of the instrument is made against payment; (iii) obligations (including, but not limited to, demand or time deposits, bankers' acceptances and certificates of deposit) issued by a depositary institution or trust company incorporated or doing business under the laws of the United States of America, any state thereof or the District of Columbia or a branch or subsidiary of any such depositary institution or trust company operating outside the United States, PROVIDED, that such depositary institution or trust company has, at the time of the Company's or such Subsidiary's investment therein or contractual commitment providing for such investment, capital surplus or undivided profits (as of the date of such institution's most recently published financial statements) in excess of $500,000,000; (iv) commercial paper issued by any corporation, if such commercial paper has, at the time of the Company's or any Subsidiary's investment therein or contractual commitment providing for such investment, credit ratings of A-1 (or higher) by Standard & Poor's Ratings Services and P-1 (or higher) by Moody's Investors Service, Inc.; and (v) money market mutual or similar funds having assets in excess of $500,000,000.

                  "Permitted Holders" means Aubrey K. McClendon and Tom L. Ward and their respective Affiliates.

                  "Permitted Indebtedness" means (i) additional Indebtedness of the Company and its Restricted Subsidiaries under Credit Facilities in a principal amount outstanding under this clause (i) at any time not to exceed the greater of (a) $300 million and (b) $100 million plus 20% of Adjusted Consolidated Net Tangible Assets; (ii) Indebtedness of the Company and its Restricted Subsidiaries outstanding on the Issue Date; (iii) other Indebtedness of the Company and its Restricted Subsidiaries in a principal amount not to exceed $40 million at any one time outstanding; (iv) Non-Recourse Indebtedness;
(v) Indebtedness of the Company to any Restricted Subsidiary of the Company and Indebtedness of any Restricted Subsidiary of the Company to the Company or another Restricted Subsidiary of the Company; (vi) Permitted Company Refinancing Indebtedness; (vii) Permitted Subsidiary Refinancing Indebtedness; (viii) obligations of the Company and its Restricted Subsidiaries under Currency Hedge Obligations, Oil and Gas Hedging Contracts or Interest Rate Hedging Agreements;
(ix) Indebtedness  under the Securities  (excluding any Additional  Securities);
(x) Indebtedness of a Subsidiary pursuant to a Guarantee of the Securities in accordance with Article Ten of this Indenture; and (xi) Indebtedness consisting of any guarantee by the Company or one of its Restricted Subsidiaries of Indebtedness of the Company or a Restricted Subsidiary outstanding on the Issue Date or permitted by this Indenture to be incurred thereafter by the Company or its Restricted Subsidiary.

                  "Permitted Investments" means Permitted Business Investments and Permitted Financial Investments.

                  "Permitted  Liens" means (i) Liens existing on the Issue Date;
(ii) Liens securing Indebtedness under Credit Facilities permitted by this Indenture to be incurred; (iii) Liens now or hereafter securing any Interest Rate Hedging Agreements so long as the related Indebtedness (a) constitutes the Existing Notes or the Securities (or any Permitted Company Refinancing Indebtedness in respect thereof) or (b) is, or is permitted to be under this Indenture, secured by a Lien on the same property securing such interest rate hedging obligations; (iv) Liens securing Permitted Company Refinancing Indebtedness or Permitted Subsidiary Refinancing Indebtedness; PROVIDED, that such Liens extend to or cover only the property or assets currently securing the Indebtedness being refinanced and that the Indebtedness being refinanced was not incurred under the Credit Facilities; (v) Liens for taxes, assessments and governmental charges not yet delinquent or being contested in good faith and for which adequate reserves have been established to the extent required by GAAP;
(vi) mechanics', worker's, materialmen's, operators' or similar Liens arising in the ordinary course of business; (vii) Liens in connection with worker's compensation, unemployment insurance or other social security, old age pension or public liability obligations; (viii) Liens, deposits or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases, public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business; (ix) survey exceptions, encumbrances, easements or reservations of, or rights of others for, rights of way, zoning or other restrictions as to the use of real properties, and minor defects in title which, in the case of any of the foregoing, were not incurred or created to secure the payment of borrowed money or the deferred purchase price of property or services, and in the aggregate do not materially adversely affect the value of such properties or materially impair use for the purposes of which such properties are held by the Company or any Restricted Subsidiaries;
(x) Liens on,  or  related  to,  properties  to secure  all or part of the costs incurred in the ordinary course of business of exploration, drilling, development or operation thereof; (xi) Liens on pipeline or pipeline facilities which arise out of operation of law; (xii) judgment and attachment Liens not giving rise to an Event of Default or Liens created by or existing from any litigation or legal proceeding that are currently being contested in good faith by appropriate proceedings and for which adequate reserves have been made;
(xiii)  (a)  Liens  upon any  property  of any  Person  existing  at the time of acquisition thereof by the Company or a Restricted Subsidiary, (b) Liens upon any property of a Person existing at the time such Person is merged or consolidated with the Company or any Restricted Subsidiary or existing at the time of the sale or transfer of any such property of such Person to the Company or any Restricted Subsidiary, or (c) Liens upon any property of a Person existing at the time such Person becomes a Restricted Subsidiary; PROVIDED, that in each case such Lien has not been created in contemplation of such sale, merger, consolidation, transfer or acquisition, and PROVIDED, FURTHER, that in each such case no such Lien shall extend to or cover any property of the Company or any Restricted Subsidiary other than the property being acquired and improvements thereon; (xiv) Liens on deposits to secure public or statutory obligations or in lieu of surety or appeal bonds entered into in the ordinary course of business; (xv) Liens in favor of collecting or payor banks having a right of setoff, revocation, refund or chargeback with respect to money or instruments of the Company or any Subsidiary on deposit with or in possession of such bank; (xvi) purchase money security interests granted in connection with the acquisition of assets in the ordinary course of business and consistent with past practices, PROVIDED, that (A) such Liens attach only to the property so acquired with the purchase money indebtedness secured thereby and (B) such Liens secure only Indebtedness that is not in excess of 100% of the purchase price of such assets; (xvii) Liens reserved in oil and gas mineral leases for bonus or rental payments and for compliance with the terms of such leases; (xviii) Liens arising under partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, purchase, exchange, transportation or processing (but not refining) of oil, gas or other hydrocarbons, unitization and pooling declarations and agreements, development agreements, operating agreements, area of mutual interest agreements, and other similar agreements which are customary in the Oil and Gas Business; (xix) Liens securing obligations of the Company or any of its Restricted Subsidiaries under Currency Hedge Obligations or Oil and Gas Hedging Contracts; and (xx) Liens to secure Dollar-Denominated Production Payments and Volumetric Production Payments.

                  "Permitted Subsidiary Refinancing Indebtedness" means Indebtedness of any Restricted Subsidiary, the net proceeds of which are used to renew, extend, refinance, refund or repurchase outstanding Indebtedness of such Restricted Subsidiary, PROVIDED that (i) if the Indebtedness (including the Guarantees) being renewed, extended, refinanced, refunded or repurchased is pari passu with or subordinated in right of payment to the Guarantees, then such Indebtedness is pari passu with or subordinated in right of payment to, as the case may be, the Guarantees at least to the same extent as the Indebtedness being renewed, extended, refinanced, refunded or repurchased, (ii) such Indebtedness is scheduled to mature no earlier than the Indebtedness being renewed, extended, refinanced, refunded or repurchased, and (iii) such Indebtedness has an Average Life at the time such Indebtedness is incurred that is equal to or greater than the Average Life of the Indebtedness being renewed, extended, refinanced, refunded or repurchased; PROVIDED, FURTHER, that such Indebtedness (to the extent that such Indebtedness constitutes Permitted Subsidiary Refinancing Indebtedness) is in an aggregate principal amount (or, if such Indebtedness is issued at a price less than the principal amount thereof, the aggregate amount of gross proceeds therefrom is) not in excess of the aggregate principal amount then outstanding of the Indebtedness being renewed, extended, refinanced, refunded or repurchased (or if the Indebtedness being renewed, extended, refinanced, refunded or repurchased was issued at a price less than the principal amount thereof, then not in excess of the amount of liability in respect thereof determined in accordance with GAAP); PROVIDED, HOWEVER, that a Restricted Subsidiary shall not incur refinancing Indebtedness to renew, extend, refinance, refund or repurchase outstanding Indebtedness of the Company or another Subsidiary.

                  "Person" means any individual, corporation, partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

                  "Preferred Shares" means the 624,037 shares of 7% Cumulative Convertible Preferred Stock of the Company having a par value of $0.01 per share and a liquidation preference of $50 per share issued by the Company pursuant to the Preferred Stock Offering, all of which shares were redeemed as of May 1, 2001.

                  "Preferred Stock," as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated), which is preferred as to the payment of dividends, or upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

                  "Preferred Stock Offering" means the private placement of Preferred Shares that closed on or about April 22, 1998.

                  "Production Payments" means, collectively, Dollar-Denominated Production Payments and Volumetric Production Payments.

                  "pro forma" means, with respect to any calculation made or required to be made pursuant to the terms of this Indenture, a calculation in accordance with Article Eleven of Regulation S-X under the Securities Act.

                  "Proved Developed Properties" means working interests, royalty interests, and other interests in oil, gas or mineral leases or other interests in oil, gas or mineral properties to which reserves are attributed which may properly be categorized as proved developed reserves under Regulation S-X under the Securities Act; together with all contracts, agreements and contract rights which cover, affect or otherwise relate to such interests; all hydrocarbons and all payments of any type in lieu of production; all improvements, fixtures, equipment, information, data and other property used in connection therewith or in connection with the treating, handling, storing, processing, transporting or marketing of such hydrocarbons; all insurance policies relating thereto or to the operation thereof; all personal property related thereto; and all proceeds thereof.

                  "Qualified   Stock"  means  any  Capital  Stock  that  is  not
Disqualified Stock.

                  "Reference Date" means March 31, 1998.

                  "Reference Period" means, with respect to any Person, the period of four consecutive fiscal quarters ending with the last full fiscal quarter for which financial information is available immediately preceding any date upon which any determination is to be made pursuant to the terms of the Securities or this Indenture.

                  "Restricted Payment" means, with respect to any Person, any of the following: (i) any dividend or other distribution in respect of such Person's Capital Stock (other than (a) dividends or distributions payable solely in Capital Stock (other than Disqualified Stock) (b) in the case of Restricted Subsidiaries of the Company, dividends or distributions payable to the Company or to a Restricted Subsidiary of the Company and (c) in the case of the Company, cash dividends payable on the Preferred Shares); (ii) the purchase, redemption or other acquisition or retirement for value of any Capital Stock, or any option, warrant, or other right to acquire shares of Capital Stock, of the Company or any of its Restricted Subsidiaries; (iii) the making of any principal payment on, or the purchase, defeasance, repurchase, redemption or other acquisition or retirement for value, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, of any Indebtedness which is subordinated in right of payment to the Securities; and (iv) the making by such Person of any Investment other than a Permitted Investment.

                  "Restricted   Security"  has  the  meaning  provided  in  Rule
144(a)(3) under the Securities Act.

                  "Restricted Subsidiary" means any Subsidiary of the Company other than an Unrestricted Subsidiary. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; PROVIDED, HOWEVER, that, immediately after giving effect to such designation of any Unrestricted
Subsidiary, the Company could incur at least $1.00 in additional Indebtedness pursuant to Section 4.09(a). As of the Issue Date, all of the Company's existing Subsidiaries shall be Restricted Subsidiaries.

                  "Sale/Leaseback Transaction" means with respect to the Company or any of its Restricted Subsidiaries, any arrangement with any Person providing for the leasing by the Company or any of its Restricted Subsidiaries of any principal property, acquired or placed into service more than 180 days prior to such arrangement, whereby such property has been or is to be sold or transferred by the Company or any of its Restricted Subsidiaries to such Person.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Senior Indebtedness" means any Indebtedness of the Company (whether outstanding on the Issue Date or thereafter incurred), unless such Indebtedness is contractually subordinate or junior in right of payment of principal, premium and interest to the Securities.

                  "Senior Indebtedness of a Subsidiary Guarantor" means any Indebtedness of such Subsidiary Guarantor (whether outstanding on the Issue Date or thereafter incurred), unless such Indebtedness is contractually subordinate or junior in right of payment of principal, premium and interest to the Guarantees.

                  "Subordinated Indebtedness of a Subsidiary Guarantor" means any Indebtedness of such Subsidiary Guarantor (whether outstanding on the Issue Date or thereafter incurred) which is contractually subordinate or junior in right of payment of principal, premium and interest to the Guarantees.

                  "Subordinated Indebtedness of the Company" means any Indebtedness of the Company (whether outstanding on the Issue Date or thereafter incurred) which is contractually subordinate or junior in right of payment of principal, premium and interest to the Securities.

                  "Subsidiary" means any subsidiary of the Company. A "subsidiary" of any Person means (i) a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned by such Person, by one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person, (ii) a partnership in which such Person or a subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if such Person or its subsidiary is entitled to receive more than 50 percent of the assets of such partnership upon its dissolution, or
(iii) any other Person (other than a corporation or partnership) in which such Person, directly or indirectly, at the date of determination thereof, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

                  "Subsidiary Guarantor" means (i) each of the Subsidiaries that becomes a guarantor of the Securities in compliance with the provisions of Article Ten of this Indenture and (ii) each of the Subsidiaries executing a supplemental indenture in which such Subsidiary agrees to be bound by the terms of this Indenture.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of this Indenture, except as provided in Section 9.03.

                  "Trust Officer" means any officer or assistant officer within the corporate trust department of the Trustee assigned by the Trustee to administer its corporate trust matters and who shall have direct responsibility for the administration of this Indenture.

                  "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor.

                  "Unrestricted Subsidiary" means (a) any Subsidiary of an Unrestricted Subsidiary and (b) any Subsidiary of the Company or of a Restricted Subsidiary that is designated as an Unrestricted Subsidiary by a resolution adopted by the Board of Directors in accordance with the requirements of the following sentence. The Company may designate any Subsidiary of the Company or of a Restricted Subsidiary (including a newly acquired or newly formed Subsidiary or any Restricted Subsidiary of the Company), to be an Unrestricted Subsidiary by a resolution of the Board of Directors of the Company, as evidenced by written notice thereof delivered to the Trustee, if immediately after giving effect to such designation, (i) the Company could incur $1.00 of additional Indebtedness pursuant to Section 4.09(a), (ii) the Company could make an additional Restricted Payment of $1.00 pursuant to Section 4.10(a), (iii) such Subsidiary does not own or hold any Capital Stock of, or any lien on any property of, the Company or any Restricted Subsidiary and (iv) such Subsidiary is not liable, directly or indirectly, with respect to any Indebtedness other than Unrestricted Subsidiary Indebtedness.

                  "Unrestricted Subsidiary Indebtedness" of any Person means Indebtedness of such Person (a) as to which neither the Company nor any Restricted Subsidiary is directly or indirectly liable (by virtue of the Company's or such Restricted Subsidiary's being the primary obligor, or guarantor of, or otherwise liable in any respect on, such Indebtedness), (b) which, with respect to Indebtedness incurred after the Issue Date by the Company or any Restricted Subsidiary, upon the occurrence of a default with respect thereto, does not result in, or permit any holder of any Indebtedness of the Company or any Restricted Subsidiary to declare a default on such Indebtedness of the Company or any Restricted Subsidiary and (c) which is not secured by any assets of the Company or of any Restricted Subsidiary.

                  "U.S. Government Securities" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof.

                  "U.S. Legal Tender" means such coin or currency of the United States as at the time of payment shall be legal tender for the payment of public and private debts.

                  "Volumetric   Production  Payments"  mean  production  payment
obligations recorded as deferred revenue in accordance with GAAP, together with all undertakings and obligations in connection therewith.

                  "Voting Stock" means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof (whether at all times or only so long as no senior class of stock has voting power by reason of contingency) to vote in the election of members of the Board of Directors or other governing body of such Person.

        SECTION 1.02.  OTHER DEFINITIONS.

                  Other terms used in this Indenture are defined in the Appendix or in the Section indicated below:

TERM                                                        DEFINED IN SECTION
----                                                       --------------------
"Affiliate Transaction".....................................               4.15
"Appendix"..................................................               2.01
"Bankruptcy Law"............................................               6.01
"Change of Control Offer"...................................               4.16
"Change of Control Notice"..................................               4.16
"Change of Control Payment Date"............................               4.16
"Covenant Defeasance".......................................               8.03
"Custodian"  ...............................................               6.01
"Event of Default"..........................................               6.01
"Excess Proceeds"...........................................               4.11
"Funding Guarantor".........................................              10.06
"incur"  ...................................................               4.09
"Legal Defeasance"..........................................               8.02
"Legal Holiday".............................................              11.07
"Net Proceeds Offer"........................................               4.11
"Net Proceeds Offer Amount".................................               4.11
"Net Proceeds Payment Date".................................               4.11
"Paying Agent"..............................................               2.03
"Payment Default"...........................................               6.01
"Payment Restriction".......................................               4.14
"Permitted Consideration"...................................               4.11
"Registrar".................................................               2.03


        SECTION 1.03.  INCORPORATION  BY REFERENCE OF TRUST  INDENTURE ACT.

Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms, if used in this Indenture, have the following meanings:

                  "Commission" means the SEC.

                  "indenture securities" means the Securities and the Guarantees.

                  "indenture security holder" means a Holder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture securities means the Company, the Subsidiary Guarantors and any other obligor on the Securities or the Guarantees.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them therein.

        SECTION 1.04.  RULES OF CONSTRUCTION.

                  Unless the context otherwise requires:

                  1. a term has the meaning assigned to it;

                  2. an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  3. "or" is not exclusive;

                  4. words in the singular include the plural, and words in the plural include the singular;

                  5. any gender used in this Indenture shall be deemed to include the neuter, masculine or feminine genders;

                  6. provisions apply to successive events and transactions; and

                  7. "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision.

                                  ARTICLE TWO

                                 THE SECURITIES

        SECTION 2.01. FORM AND DATING. Provisions relating to the Initial Securities, the Private Exchange Securities and the Exchange Securities are set forth in the Rule 144A/Regulation S Appendix attached hereto (the "Appendix") which is hereby incorporated in and expressly made part of this Indenture. The Initial Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit 1 to the Appendix which is hereby incorporated in and expressly made a part of this Indenture. The Exchange Securities, the Private Exchange Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A, which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (PROVIDED that any such notation, legend or endorsement is in a form acceptable to the Company and to the Trustee). Each Security shall be dated the date of its authentication. The terms of the Securities set forth in the Appendix and Exhibit A are part of the terms of this Indenture.

        SECTION 2.02. EXECUTION AND AUTHENTICATION. Two Officers shall sign the Securities for the Company by manual or facsimile signature.

                  If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

                  A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  On the Issue Date, the Trustee shall authenticate and deliver $600 million of Initial Securities and, at any time and from time to time thereafter, the Trustee shall authenticate and deliver Securities for original issue in an aggregate principal amount specified in such order, in each case upon a written order of the Company signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company. Such order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated and, in the case of an issuance of Additional Securities pursuant to Section 2.13 after the Issue Date, shall certify that such issuance is in compliance with Section 4.09.

                  The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights with respect to the Company as any Registrar, Paying Agent or agent for service of notices and demands.

        SECTION 2.03. REGISTRAR AND PAYING AGENT. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

                  The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent and shall furnish the Trustee with an executed counterpart of any such agency agreement. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to
Section 7.07. The Company or any wholly owned Subsidiary incorporated or organized within The United States of America may act as Paying Agent, Registrar, co-registrar or transfer agent.

                  The Company initially appoints the Trustee as Registrar and Paying Agent in connection with the Securities.

        SECTION 2.04. PAYING AGENT TO HOLD MONEY IN TRUST. Prior to 11:00 a.m., New York time, each due date of the principal and interest on any Security, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal and interest when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities and shall notify the Trustee of any default by the Company in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent shall have no further liability for the money delivered to the Trustee.

        SECTION 2.05. HOLDER LISTS. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders.

        SECTION 2.06. TRANSFER AND EXCHANGE. The Securities shall be issued in registered form and shall be transferable only upon the surrender of a Security for registration of transfer. When a Security is presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of this Indenture and Section 8-401(a) of the Uniform Commercial Code are met. When Securities are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if the same requirements are met.

        SECTION 2.07. REPLACEMENT SECURITIES. If a mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of
Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Company, such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security is replaced. The Company and the Trustee may charge the Holder for their expenses in replacing a Security.

                  Every replacement Security is an additional obligation of the Company.

        SECTION 2.08. OUTSTANDING SECURITIES. Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancelation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

                  If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

                  If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing, as the case may be, then on and after that date such Securities (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

        SECTION 2.09. TEMPORARY SECURITIES. Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities and deliver them in exchange for temporary Securities.

        SECTION 2.10. CANCELATION. The Company at any time may deliver Securities to the Trustee for cancelation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel and destroy (subject to the record retention requirements of the Exchange Act) all Securities surrendered for registration of transfer, exchange, payment or cancelation and deliver a certificate of such destruction to the Company unless the Company directs the Trustee to deliver canceled Securities to the Company. The Company may not issue new Securities to replace Securities it has redeemed, paid or delivered to the Trustee for cancelation.

        SECTION 2.11. DEFAULTED INTEREST. If the Company defaults in a payment of interest on the Securities, the Company shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) in any lawful manner. The Company may pay the defaulted interest to the persons who are Holders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly mail to each Holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

        SECTION 2.12. CUSIP NUMBERS. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED, HOWEVER, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

        SECTION 2.13. ISSUANCE OF ADDITIONAL SECURITIES. The Company shall be entitled, subject to its compliance with Section 4.09(a), to issue Additional Securities under this Indenture which shall have identical terms as the Initial Securities issued on the Issue Date, other than with respect to the date of issuance and issue price. The Initial Securities issued on the Issue Date, any Additional Securities and all Exchange Securities or Private Exchange Securities issued in exchange therefor shall be treated as a single class for all purposes under this Indenture.

                  With respect to any Additional Securities, the Company shall set forth in a resolution of the Board of Directors and an Officers' Certificate, a copy of each which shall be delivered to the Trustee, the following information:

                  1.  the  aggregate   principal   amount  of  such   Additional
        Securities to be authenticated and delivered pursuant to this Indenture;

                  2. the issue price, the issue date and the CUSIP number of such Additional Securities; PROVIDED, HOWEVER, that no Additional Securities may be issued at a price that would cause such Additional
        Securities  to have  "original  issue  discount"  within the  meaning of
        Section 1273 of the Code; and

                  3. whether such Additional Securities shall be Transfer Restricted Securities and issued in the form of Initial Securities as set forth in the Appendix to this Indenture or shall be issued in the form of Exchange Securities as set forth in Exhibit A.

         Additional Securities may be issued with the same CUSIP number as the Securities issued on the Issue Date if, and only if, the Company shall have provided the Trustee with an opinion of nationally recognized counsel, reasonably satisfactory to the Trustee, to the effect that such Additional Securities will be fungible with the Securities issued on the Issue Date for all United States federal income tax purposes.

                                 ARTICLE THREE

                                   REDEMPTION

        SECTION 3.01. NOTICE TO TRUSTEE. If the Company elects to redeem Securities pursuant to the optional redemption provisions of Paragraphs 5, 6 or 7 of the Securities, it shall furnish to the Trustee and the Registrar, at least 45 days but not more than 60 days before the redemption date (unless the Trustee consents to a shorter period in writing), an Officers' Certificate setting forth the redemption date, the principal amount of Securities to be redeemed and the redemption price, including the detail of the calculation of the Make-Whole Price, if applicable.

        SECTION 3.02. SELECTION OF SECURITIES TO BE REDEEMED. If less than all of the Securities are to be redeemed at any time, the Trustee shall select the Securities to be redeemed pro rata, by lot or, if the Securities are listed on any securities exchange, by any other method that the Trustee considers fair and appropriate and that complies with the requirements of such exchange; PROVIDED, HOWEVER, that no Securities with a principal amount of $1,000 or less will be redeemed in part. The Trustee shall make the selection from outstanding Securities not previously called for redemption not less than 30 nor more than 60 days prior to the redemption date. Securities and portions of them it selects shall be in amounts of $1,000 or whole multiples of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities selected for redemption.

        SECTION 3.03. NOTICE OF REDEMPTION. (a) At least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed at such Holder's registered address.

                  The notice shall identify the Securities to be redeemed and shall state:

                         (1) the redemption date;

                         (2) the redemption price;

                         (3) the aggregate  principal amount of Securities being
                  redeemed;

                         (4) the name and address of the Paying Agent;

                         (5) that Securities called for redemption must be surrendered to the Paying Agent at the address specified in such notice to collect the redemption price;

                         (6) that, unless the Company defaults in the payment of
                  the redemption price or accrued interest, interest on Securities called for redemption ceases to accrue on and after the redemption date and the only remaining right of the Holders is to receive payment of the redemption prices in respect of the Securities upon surrender to the Paying Agent of the Securities;

                         (7) if any  Security  is being  redeemed  in part,  the
                  portion of the principal amount of such Security to be redeemed and that, after the redemption date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued in the name of the Holder thereof upon cancelation of the Security or Securities being redeemed;

                         (8) the paragraph of the  Securities  pursuant to which
                  the Securities called for redemption are being redeemed; and

                         (9) the CUSIP number of the Securities.

                  (b) At the Company's request, the Trustee shall give the notice of redemption required in Section 3.03(a) in the Company's name and at the Company's expense; PROVIDED, HOWEVER, that the Company shall deliver to the Trustee, at least 45 days prior to the redemption date (unless the Trustee consents to a shorter notice period in writing), an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in Section 3.03(a).

        SECTION 3.04. EFFECT OF NOTICE OF REDEMPTION. Once notice of redemption is mailed in accordance with Section 3.03, Securities called for redemption become due and payable on the redemption date at the redemption price. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price, plus accrued and unpaid interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the related interest payment date). Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

        SECTION 3.05. DEPOSIT OF REDEMPTION PRICE. Prior to 11:00 a.m., New York time, the redemption date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary is the Paying Agent, shall segregate and hold in trust) funds available on the redemption date sufficient to pay the redemption price of, and accrued and unpaid interest on, the Securities to be redeemed on that date. The Paying Agent shall promptly return to the Company any money so deposited which is not required for that purpose upon the written request of the Company, except with respect to monies owed as obligations to the Trustee pursuant to Article Seven.

                  If any Security called for redemption shall not be so paid upon redemption because of the failure of the Company to comply with the preceding paragraph, interest will continue to be payable on the unpaid principal and premium, if any, including from the redemption date until such principal and premium, if any, is paid, and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate provided in the Securities and in Section 4.01 hereof.

        SECTION 3.06. SECURITIES REDEEMED IN PART. Upon surrender of a Security that is to be redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder, at the expense of the Company, a new Security equal in aggregate amount to the unredeemed portion of the Security surrendered.

        SECTION 3.07. OPTIONAL REDEMPTION. Except as set forth in Sections 3.08 and 3.09 hereof, the Company shall not have the option to redeem the Securities prior to December 15, 2009. The Securities may be redeemed at the option of the Company, in whole or from time to time in part, at any time on or after December 15, 2009, at the redemption prices set forth below (expressed as a percentage of the principal amount of the Securities to be redeemed), together with accrued and unpaid interest on the Securities so redeemed to the redemption date, if redeemed during the 12-month period commencing on December 15 of the years indicated below:

                                                                Redemption
     YEAR                                                          PRICE
     ----                                                          -------
     2009....................................................     103.188%
2010 ........................................................     102.125%
2011 ........................................................     101.063%
2012 and thereafter..........................................     100.000%


                  Any redemption pursuant to this Section 3.07 shall be made, to the extent applicable, pursuant to the provisions of Sections 3.01 through 3.06 hereof.

        SECTION 3.08. EQUITY OFFERING REDEMPTION. In the event the Company consummates one or more Equity Offerings on or prior to December 15, 2007, the Company may redeem, in its sole discretion, up to 35% of the aggregate principal amount of the Securities (which includes Additional Securities, if any) with all or a portion of the aggregate net proceeds received by the Company from any such Equity Offering or Equity Offerings at a redemption price of 106.375% of the aggregate principal amount of the Securities so redeemed, plus accrued and unpaid interest on the Securities so redeemed to the redemption date; PROVIDED, HOWEVER, that (i) the date of any such redemption occurs within the 90-day period after the Equity Offering in respect of which such redemption is made and
(ii) following each such redemption, at least 65% of the aggregate principal amount of the Securities (which includes Additional Securities, if any) remains outstanding.

                  Any redemption pursuant to this Section 3.08 shall be made, to the extent applicable, pursuant to the provisions of Sections 3.01 through 3.06 hereof.

        SECTION 3.09. OPTIONAL REDEMPTION AT MAKE-WHOLE PRICE. At any time prior to December 15, 2009 the Company may, at its option, redeem all or any portion of the Securities at the Make-Whole Price plus accrued and unpaid interest on the Securities so redeemed to the date of redemption.

                  Any redemption pursuant to this Section 3.09 shall be made, to the extent applicable, pursuant to the provisions of Sections 3.01 through 3.06 hereof.

                                  ARTICLE FOUR

                                    COVENANTS

        SECTION 4.01. PAYMENT OF SECURITIES. The Company shall pay the principal of, premium, if any, and interest on, the Securities on the dates and in the manner provided in the Securities and this Indenture. Principal, premium and interest shall be considered paid on the date due if the Trustee or Paying Agent holds on that date money deposited by the Company designated for and sufficient to pay all principal, premium and interest then due. All references to interest in this Indenture shall for all purposes be deemed to include any additional interest payable as liquidated damages pursuant to the Registration Rights Agreement.

                  The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal, and premium, if any, at the rate borne by the Securities to the extent lawful; and it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

        SECTION 4.02. SEC REPORTS. (a) The Company, within 15 days after it files the same with the SEC, shall deliver to Holders, copies of the annual reports and the information, documents and other reports (or copies of any such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with the SEC and provide Holders with such annual reports and such information, documents and other reports specified in Sections 13 and 15(d) of the Exchange Act. The Company and each Subsidiary Guarantor shall also comply with the provisions of TIA Section 314(a).

                  (b) The Company may request the Trustee on behalf of the Company at the Company's expense to mail the foregoing to Holders. In such case, the Company shall provide the Trustee with a sufficient number of copies of all reports and other documents and information that the Trustee may be required to deliver to Holders under this Section.

        SECTION 4.03. COMPLIANCE CERTIFICATES. (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, an Officers' Certificate substantially in the form of Exhibit J hereto, stating that a review of the activities of the Company and the Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that, to the best of such Officer's knowledge, the Company and each Subsidiary Guarantor has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which such Officer may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of such Officer's knowledge, after reasonable inquiry, no event has occurred and remains in existence by reason of which payments on account of the principal of, premium, if any, or interest, if any, on the Securities are prohibited or, if such event has occurred, a description of the event and what action the Company and the Subsidiary Guarantors are taking or propose to take with respect thereto. Such Officers' Certificate shall comply with TIA Section 314(a)(4). The Company hereby represents that, as of the Issue Date, its fiscal year ends December 31, and hereby covenants that it shall notify the Trustee at least 30 days in advance of any change in its fiscal year.

                  (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.02 shall be accompanied by a written statement of the Company's independent public accountants (which shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Sections 4.07, 4.09, 4.10, 4.11 or 4.15 of this Indenture (to the extent such provisions relate to accounting matters) or, if any such violation has occurred, specifying the nature and period of existence thereof. Where such financial statements are not accompanied by such a written statement, the Company shall furnish the Trustee with an Officers' Certificate stating that any such written statement would be contrary to the then current recommendations of the American Institute of Certified Public Accountants.

                  (c) The Company and the Subsidiary Guarantors will, so long as any of the Securities are outstanding, deliver to the Trustee forthwith upon any Officer becoming aware of any Default or Event of Default or default in the performance of any covenant, agreement or condition contained in this Indenture, an Officers' Certificate specifying such Default or Event of Default and what action the Company or any Subsidiary Guarantor proposes to take with respect thereto.

        SECTION 4.04. MAINTENANCE OF OFFICE OR AGENCY. The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 11.02. If at any time the Company shall fail to maintain any required office or agency or shall fail to furnish the Trustee with the address thereof, such surrenders, presentations, notices and demands may be made or served at the corporate trust office of the Trustee.

                  Subject to Section 2.03, the Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

        SECTION 4.05. CORPORATE EXISTENCE. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of each Subsidiary and all rights (charter and statutory) and franchises of the Company and the Subsidiaries; PROVIDED, that the Company shall not be required to preserve the corporate existence of any Subsidiary, or any such right or franchise, if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

        SECTION 4.06. WAIVER OF STAY, EXTENSION OR USURY LAWS. The Company and each Subsidiary Guarantor covenants (to the extent that each may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension, or usury law or other law, which would prohibit or forgive the Company or any Subsidiary Guarantor from paying all or any portion of the principal of, premium, if any, or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) each of the Company and the Subsidiary Guarantors hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

        SECTION 4.07. PAYMENT OF TAXES AND OTHER CLAIMS. The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Company or any Subsidiary; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

        SECTION 4.08. MAINTENANCE OF PROPERTIES AND INSURANCE. (a) The Company shall cause all properties used or held for use in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any such property, or disposing of it, if such discontinuance or disposal is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders.

                  (b) The Company shall provide or cause to be provided, for itself and each of its Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the reasonable, good faith opinion of the Company, are adequate and appropriate for the conduct of the business of the Company and such Subsidiaries in a prudent manner, with reputable insurers or with the government of the United States or an agency or instrumentality thereof, in such amounts, with such deductibles, and by such methods as shall be customary, in the reasonable, good faith opinion of the Company, for corporations similarly situated in the industry.

        SECTION 4.09. LIMITATION ON INCURRENCE OF ADDITIONAL INDEBTEDNESS.

                  (a) The Company will not, and will not permit any of its Restricted Subsidiaries, directly or indirectly, to issue, incur, assume, guarantee, become liable, contingently or otherwise, with respect to or otherwise become responsible for the payment of (collectively, "incur") any Indebtedness; PROVIDED, HOWEVER, that if no Default or Event of Default shall have occurred and be continuing at the time or as a consequence of the incurrence of such Indebtedness, the Company or its Restricted Subsidiaries may incur Indebtedness if, on a pro forma basis, after giving effect to such incurrence and the application of the proceeds therefrom, either of the following tests shall have been satisfied: (i) the Adjusted Consolidated EBITDA Coverage Ratio would have been at least 2.25 to 1.0; or (ii) Adjusted
Consolidated Net Tangible Assets would have been greater than 200% of Indebtedness of the Company and its Restricted Subsidiaries.

                  (b) Notwithstanding the foregoing, if no Default or Event of Default shall have occurred and be continuing at the time or as a consequence of the incurrence of such Indebtedness, the Company and its Restricted Subsidiaries may incur Permitted Indebtedness. For purposes of determining compliance with this Section 4.09:

                  (i) in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories of Permitted Indebtedness as of the date of incurrence thereof or is entitled to be incurred pursuant to Section 4.09(a) as of the date of incurrence thereof, the Company shall, in its sole discretion, classify (or later classify in whole or in part, in its sole discretion) such item of Indebtedness in any manner that complies with this Section 4.09, and

                  (ii) for purposes of determining compliance with any dollar-denominated restriction on the incurrence of Indebtedness denominated in a foreign currency, the dollar-equivalent principal amount of such Indebtedness incurred pursuant thereto shall be calculated based on the relevant currency.

Accrual of interest or dividends, the accretion of accreted value or liquidation preference and the payment of interest or dividends in the form of additional Indebtedness will not be deemed to be an incurrence of Indebtedness for purposes of this Section 4.09.

                  (c) Any Indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be incurred by such Restricted Subsidiary at the time it becomes a Restricted Subsidiary.

        SECTION 4.10. LIMITATION ON RESTRICTED PAYMENTS. (a) The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, make any Restricted Payment, unless:

                  (i) no Default or Event of Default shall have occurred and be continuing at the time of or immediately after giving effect to such Restricted Payment;

                  (ii) at the time of and immediately after giving effect to such Restricted Payment, the Company would be able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 4.09(a); and

                  (iii) immediately after giving effect to such Restricted Payment, the aggregate of all Restricted Payments declared or made after the Reference Date does not exceed the sum of (A) 50% of the Consolidated Net Income of the Company and its Restricted Subsidiaries (or in the event such Consolidated Net Income shall be a deficit, minus 100% of such deficit) during the period (treated as one accounting period) subsequent to the Reference Date and ending on the last day of the fiscal quarter immediately preceding the date of such Restricted Payment; (B) the aggregate Net Cash Proceeds, and the fair market value of property other than cash (as determined in good faith by the Company's Board of Directors and evidenced by a resolution of such Board), received by the Company during such period from any Person other than a Subsidiary of the Company as a result of the issuance or sale of Capital Stock of the Company (other than any Disqualified Stock and other than Preferred Shares issued in the Preferred Stock Offering), other than in connection with the conversion of Indebtedness or Disqualified Stock; (C) the aggregate Net Cash Proceeds, and the fair market value of property other than cash (as determined in good faith by the Company's Board of Directors and evidenced by a resolution of such Board), received by the Company during such period from any Person other than a Subsidiary of the Company as a result of the issuance or sale of any Indebtedness or Disqualified Stock to the extent that at the time the determination is made such Indebtedness or Disqualified Stock, as the case may be, has been converted into or exchanged for Capital Stock of the Company (other than Disqualified Stock); and (D)(i) in case any Unrestricted Subsidiary has been redesignated a Restricted Subsidiary, an amount equal to the lesser of (x) the book value (determined in accordance with GAAP) at the date of such redesignation of the aggregate Investments made by the Company and its Restricted Subsidiaries in such Unrestricted Subsidiary and (y) the fair market value of such
        Investments  in  such  Unrestricted  Subsidiary  at  the  time  of  such redesignation, as determined in good faith by the Company's Board of Directors, including a majority of the Company's Disinterested Directors, whose determination shall be conclusive and evidenced by a resolution of such Board; or (ii) in case any Restricted Subsidiary has been redesignated an Unrestricted Subsidiary, minus the greater of (x) the book value (determined in accordance with GAAP) at the date of redesignation of the aggregate Investments made by the Company and its Restricted Subsidiaries in such Restricted Subsidiary and (y) the fair market value of such Investments in such Restricted Subsidiary at the time of such redesignation, as determined in good faith by the Company's Board of Directors, including a majority of the Company's Disinterested Directors, whose determination shall be conclusive and evidenced by a resolution of such Board.

          (b) Notwithstanding the foregoing, the above limitations will not prevent (i) the payment of any dividend within 60 days after the date of declaration thereof, if at such date of declaration such payment complied with the provisions hereof; (ii) the purchase, redemption, acquisition or retirement of any shares of Capital Stock of the Company in exchange for, or out of the net proceeds of the substantially concurrent sale (other than to a Restricted Subsidiary of the Company) of, other shares of Capital Stock (other than Disqualified Stock) of the Company; (iii) any dividend or other distribution payable from a Restricted Subsidiary to the Company or any other Restricted Subsidiary; (iv) regularly quarterly dividends on the 6.00% Cumulative Convertible Preferred Stock, the 5.00% Cumulative Convertible Preferred Stock or the 4.125% Cumulative Convertible Preferred Stock of the Company outstanding on the Issue Date, PROVIDED that no Default or Event of Default shall have occurred and be continuing at the time of or immediately after giving effect to any such Restricted Payment; and (v) other Restricted Payments not in excess of $25,000,000 in the aggregate since the Issue Date, PROVIDED that no Default or Event of Default shall have occurred and be continuing at the time of or immediately after giving effect to any such Restricted Payment. Any Restricted Payment described in the preceding clause (iii) shall be excludable in the calculation of the amount of Restricted Payments, and any Restricted payment described in any other clause shall be included in the calculation.

        SECTION 4.11. LIMITATION ON SALE OF ASSETS. (a) The Company will not, and will not permit any Restricted Subsidiary to, make any Asset Sale unless:

                  (i) the Company (or its Restricted Subsidiaries, as the case may be) receives consideration at the time of such sale or other disposition at least equal to the fair market value thereof (as determined in good faith by the Company's Board of Directors and evidenced by a resolution of such Board, including a majority of the Company's Disinterested Directors, in the case of any Asset Sales or series of related Asset Sales having a fair market value of $20,000,000 or greater);

                  (ii) (A) the consideration consists of cash, cash equivalents, Permitted Financial Investments or property, equipment, leasehold interests or other assets used in the Oil and Gas Business ("Permitted Consideration") or (B) the portion of the consideration that does not constitute Permitted Consideration, together with all other consideration received for Asset Sales since the Issue Date that does not constitute Permitted Consideration, has a fair market value of no more than 10% of ACNTA; and

                  (iii) the Net Available Proceeds received by the Company (or its Restricted Subsidiaries, as the case may be) from such Asset Sale are applied in accordance with paragraphs (b) or (c) hereof.

            (b) The Company may apply such Net Available Proceeds within 365 days after receipt of Net Available Proceeds from any Asset Sale, to: (i) the repayment of Indebtedness of the Company under Credit Facilities or other Senior Indebtedness, including any mandatory redemption or repurchase or optional redemption of the Existing Notes or the Securities; (ii) make an Investment in assets used in the Oil and Gas Business; or (iii) develop by drilling the Company's oil and gas reserves.

            (c) If, upon completion of the 365-day period referred to above, any portion of the Net Available Proceeds of any Asset Sale shall not have been applied by the Company as described in clauses (i), (ii) or (iii) of the immediately preceding paragraph and such remaining Net Available Proceeds, together with any remaining net cash proceeds from any prior Asset Sale (such aggregate constituting "Excess Proceeds"), exceed $15,000,000, then the Company will be obligated to make an offer (the "Net Proceeds Offer") to purchase the Securities and any other Senior Indebtedness in respect of which such an offer to purchase is required to be made concurrently with the Net Proceeds Offer having an aggregate principal amount equal to the Excess Proceeds (such purchase to be made on a pro rata basis if the amount available for such repurchase is less than the principal amount of the Securities and other Senior Indebtedness tendered in such Net Proceeds Offer) at a purchase price of 100% of the principal amount thereof plus accrued and unpaid interest on the Securities and other Senior Indebtedness so repurchased to the date of repurchase. Upon the completion of the Net Proceeds Offer, the amount of Excess Proceeds will be reset to zero.

            (d) The Company shall commence a Net Proceeds Offer by preparing and mailing a notice to the Trustee, the Paying Agent and each Holder as of such record date as the Company shall establish (upon written notice to the Trustee). Notice of a Net Proceeds Offer to purchase the Securities will be made on behalf of the Company not less than 25 Business Days nor more than 60 Business Days before the payment date of the Net Proceeds Offer (the "Net Proceeds Payment Date"), and shall set forth the Net Proceeds Offer Amount and the Net Proceeds Payment Date and refer to and summarize the material points contained in Sections 4.11(d) and (e) hereof. Securities tendered to the Company pursuant to a Net Proceeds Offer will cease to accrue interest after the Net Proceeds Payment Date. For purposes of this covenant, the term "Net Proceeds Offer Amount" means the principal of outstanding Securities in an aggregate principal amount equal to any remaining Net Available Proceeds (rounded to the next lowest $1,000). If the Net Proceeds Payment Date is on or after an interest payment record date and on or before the related interest payment date, any accrued interest payable on such interest payment date will be paid to the Person in whose name a Security is registered at the close of business on such record date, and no additional interest will be payable to Holders who tender Securities pursuant to the Net Proceeds Offer.

            (e) On the Net Proceeds Payment Date, the Company will (i) accept for payment Securities and any other Senior Indebtedness in respect of which such an offer to purchase is required to be made concurrently with the Net Proceeds Offer or portions thereof pursuant to the Net Proceeds Offer in an aggregate principal amount equal to the Net Proceeds Offer Amount or such lesser amount as has been tendered, (ii) deposit with the Paying Agent (or if the Company or a Subsidiary is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the purchase price of all Securities and such other Senior Indebtedness or portions thereof so tendered in an aggregate principal amount equal to the Net Proceeds Offer Amount or such lesser amount, including any accrued and unpaid interest thereon, and (iii) deliver or cause to be delivered to the Trustee, Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof tendered to the Company. If the aggregate principal amount of Securities and such other Senior Indebtedness tendered exceeds the Net Proceeds Offer Amount, the Trustee will select the Securities and other Senior Indebtedness to be purchased (in integral multiples of $1,000) on a pro rata basis based on the principal amount of Securities and other Senior Indebtedness so tendered and notify the Company, the Registrar and the Paying Agent. The Paying Agent, upon instruction of the Company, will promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price (representing those funds received pursuant to clause (ii) of this Section 4.11(e)), and the Company will execute and the Trustee will promptly authenticate and mail or make available for delivery to Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted will be promptly mailed or delivered to the Holder thereof by the Company, or, if the Company so directs the Trustee, by the Trustee on behalf of the Company at the Company's expense. The Company will publicly announce the results of the Net Proceeds Offer on or as soon as practicable after the Net Proceeds Payment Date. For purposes of this Section 4.11, the Trustee will act as the Paying Agent.

            (f) The Company will comply with Section 14 of the Exchange Act and the provisions of Regulation 14E and any other tender offer rules under the Exchange Act and any other federal and state securities laws, rules and regulations which may then be applicable to any Net Proceeds Offer.

            (g) During the period between any Asset Sale and the application of the Net Available Proceeds therefrom in accordance with this covenant, all Net Available Proceeds shall be maintained in a segregated account and shall be invested in Permitted Financial Investments.

            (h) Notwithstanding the foregoing, the Company will not and will not permit any Restricted Subsidiary to, directly or indirectly, make any Asset Sale of any of the Capital Stock of a Restricted Subsidiary except pursuant to an Asset Sale of all of the Capital Stock of such Restricted Subsidiary.

        SECTION 4.12. LIMITATION ON LIENS SECURING INDEBTEDNESS. The Company will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or suffer to exist any Liens (other than Permitted Liens) upon any of their respective properties securing (i) any Indebtedness of the Company, unless the Securities are equally and ratably secured or (ii) any Indebtedness of any Restricted Subsidiary, unless the Guarantees are equally and ratably secured; PROVIDED, that if such Indebtedness is expressly subordinated to the Securities or the Guarantees, the Lien securing such Indebtedness will be subordinated and junior to any Lien securing the Securities or the Guarantees, with the same relative priority as such Subordinated Indebtedness of the Company or Subordinated Indebtedness of a Restricted Subsidiary will have with respect to the Securities or the Guarantees, as the case may be.

        SECTION 4.13. LIMITATION ON SALE/LEASEBACK TRANSACTIONS. The Company will not, and will not permit any of its Restricted Subsidiaries to, enter into any Sale/Leaseback Transaction with any Person (other than the Company or any other Restricted Subsidiary) unless (i) the Company or such Restricted Subsidiary, as the case may be, would be able to incur Indebtedness in a principal amount equal to the Attributable Indebtedness with respect to such Sale/Leaseback Transaction in accordance with Section 4.09 or (ii) the Company or such Restricted Subsidiary receives proceeds from such Sale/Leaseback Transaction at least equal to the fair market value thereof (as determined in good faith by the Company's Board of Directors, whose determination in good faith, evidenced by a resolution of such Board shall be conclusive) and such proceeds are applied in the same manner and to the same extent as Net Available Proceeds and Excess Proceeds from an Asset Sale.

        SECTION 4.14. LIMITATION ON PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES. The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or consensual restriction on the ability of any Restricted Subsidiary of the Company to (i) pay dividends or make any other distributions on its Capital Stock to the Company or a Restricted Subsidiary,
(ii) pay any Indebtedness owed to the Company or a Restricted Subsidiary of the Company; (iii) make loans or advances to the Company or a Restricted Subsidiary of the Company; or (iv) transfer any of its properties or assets to the Company or a Restricted Subsidiary of the Company (each, a "Payment Restriction"), except for (a) encumbrances or restrictions under Credit Facilities; PROVIDED, that any Payment Restrictions thereunder (other than, with respect to (iv) above, customary restrictions in security agreements or other loan documents thereunder securing or governing Indebtedness of a Restricted Subsidiary) may be imposed only upon the acceleration of the maturity of the Indebtedness thereunder; (b) consensual encumbrances or consensual restrictions binding upon any Person at the time such Person becomes a Restricted Subsidiary of the Company (unless the agreement creating such consensual encumbrances or consensual restrictions was entered into in connection with, or in contemplation of, such entity becoming a Restricted Subsidiary); (c) consensual encumbrances or consensual restrictions under any agreement that refinances or replaces any agreement described in clauses (a) and (b) above, PROVIDED that the terms and conditions of any such restrictions are in the aggregate no less favorable to the holders of the Securities than those under the agreement so refinanced or replaced; and (d) customary non-assignment provisions in leases, purchase money financings and any encumbrance or restriction due to applicable law.

        SECTION 4.15. LIMITATION ON TRANSACTIONS WITH AFFILIATES. The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into any transaction or series of transactions (including, without limitation, the sale, purchase or lease of any assets or properties or the rendering of any services) with any Affiliate or beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of 10% or more of the Company's common stock (other than with a Restricted Subsidiary of the Company) (an "Affiliate Transaction"), on terms that are less favorable to the Company or such Restricted Subsidiary, as the case may be, than would be available in a comparable transaction with an unrelated Person. In addition, the Company will not, and will not permit any Restricted Subsidiary of the Company to, enter into an Affiliate Transaction, or any series of related Affiliate Transactions having a value of (a) more than $5,000,000 unless a majority of the Board of Directors of the Company (including a majority of the Company's Disinterested Directors) determines in good faith, as evidenced by a resolution of such Board, that such Affiliate Transaction or series of related Affiliate Transactions is fair to the Company; or (b) more than $25,000,000, unless the Company receives a written opinion from a nationally recognized investment banking firm with total assets in excess of $1,000,000,000 that such transaction or series of transactions is fair to the Company from a financial point of view.

        SECTION 4.16. CHANGE OF CONTROL. (a) Following the occurrence of any Change of Control, the Company shall offer (a "Change of Control Offer") to purchase all outstanding Securities at a purchase price equal to 101% of the aggregate outstanding principal amount of the Securities, plus accrued and unpaid interest on the Securities so purchased to the date of purchase. The Change of Control Offer shall be deemed to have commenced upon mailing of the notice described in the next succeeding paragraph and shall terminate 20
Business Days after its commencement, unless a longer offering period is required by law. Promptly after the termination of the Change of Control Offer

(the "Change of Control Payment Date"), the Company shall purchase and mail or deliver payment for all Securities tendered in response to the Change of Control Offer. If the Change of Control Payment Date is on or after an interest payment record date and on or before the related interest payment date, any accrued interest payable on such interest payment date will be paid to the Person in whose name a Security is registered at the close of business on such record date, and no additional interest will be payable to Holders who tender Securities pursuant to the Change of Control Offer.

          (b) Within 15 days after any Change of Control, the Company (with notice to the Trustee and the Paying Agent), or the Trustee at the Company's request and expense, will mail or cause to be mailed to all Holders on the date of the Change of Control a notice prepared by the Company (the "Change of Control Notice") of the occurrence of such Change of Control and of the Holders' rights arising as a result thereof. The Change of Control Notice will contain all instructions and materials necessary to enable Holders to tender their Securities to the Company. The Change of Control Notice, which shall govern the terms of the Change of Control Offer, shall state: (1) that the Change of Control Offer is being made pursuant to this Section 4.16; (2) the purchase price and the Change of Control Payment Date; (3) that any Security not tendered will continue to accrue interest at the stated rate; (4) that any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest on the Change of Control Payment Date; (5) that Holders electing to have a Security purchased pursuant to any Change of Control Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Company, a depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice prior to termination of the Change of Control Offer; (6) that Holders will be entitled to withdraw their election if the Company, depositary or Paying Agent, as the case may be, receives, not later than the expiration of the Change of Control Offer, or such longer period as may be required by law, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder delivered for purchase and a statement that such Holder is withdrawing its election to have the Security purchased; and (7) that Holders whose Securities are purchased only in part will be issued Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

          (c) On the Change of Control Payment Date, the Company shall, to the extent permitted by applicable law, (i) accept for payment Securities or portions thereof tendered pursuant to the Change of Control Notice, (ii) if the Company appoints a depositary or Paying Agent, deposit with such depositary or Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so tendered and (iii) deliver to the Trustee Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof tendered to the Company. The depositary, the Company or the Paying Agent, as the case may be, shall promptly mail to the Holders of Securities so accepted payment in an amount equal to the purchase price (representing those funds received pursuant to clause (ii) of this Section
4.16(c)),  and the Trustee  shall  promptly  authenticate  and mail to each such

Holder a new Security equal in principal amount to any unpurchased portion of the Security surrendered; PROVIDED that each such new Security will be in a principal amount of $1,000 or an integral multiple thereof. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date. For purposes of this
Section 4.16, the Trustee shall act as the Paying Agent.

          (d) The Company will comply with Section 14 of the Exchange Act and the provisions of Regulation 14E and any other tender offer rules under the Exchange Act and any other federal and state securities laws, rules and regulations which may then be applicable to any offer by the Company to purchase the Securities at the option of the Holders upon a Change of Control.


                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION

        SECTION 5.01. WHEN COMPANY MAY MERGE, ETC. The Company shall not consolidate with or merge with or into any Person or sell, convey, lease, transfer or otherwise dispose of all or substantially all of its assets to any Person, unless:

                  (1) the Company survives such merger or the Person formed by such consolidation or into which the Company is merged or that acquires by sale, conveyance, transfer or other disposition, or which leases, all or substantially all of the assets of the Company is a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, or Canada or any province thereof, and expressly assumes, by supplemental indenture, the due and punctual payment of the principal of, premium, if any, and interest on, all the Securities and the performance of every other covenant and obligation of the Company under this Indenture;

                  (2) immediately before and after giving effect to such transaction no Default or Event of Default exists;

                  (3) immediately after giving effect to such transaction on a pro forma basis, the Consolidated Tangible Net Worth of the Company (or the surviving or transferee entity) is equal to or greater than the Consolidated Tangible Net Worth of the Company immediately before such transaction; and

                  (4) immediately after giving effect to such transaction on a pro forma basis, the Company (or the surviving or transferee entity) would be able to incur $1.00 of additional Indebtedness under the test described in Section 4.09(a) (other than Permitted Indebtedness).

                  In connection with any consolidation, merger, sale, conveyance, lease, transfer or other disposition contemplated by this Section 5.01, the Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture.

        SECTION 5.02. SUCCESSOR CORPORATION SUBSTITUTED. Upon any consolidation, merger, lease, conveyance or transfer in accordance with Section 5.01, the Trustee shall be notified by the Company and the successor Person, and the successor Person formed by such consolidation or into which the Company is merged or to which such lease, conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein and thereafter (except in the case of a lease) the predecessor corporation will be relieved of all further obligations and covenants under this Indenture and the Securities.


                                  ARTICLE SIX

                              DEFAULTS AND REMEDIES

        SECTION  6.01. EVENTS OF DEFAULT.  An "Event of Default"  occurs  upon:


                  (1) default by the Company or any Subsidiary Guarantor in the payment of principal of, or premium, if any, on the Securities when due and payable at maturity, upon repurchase pursuant to Section 4.11 or 4.16, upon acceleration or otherwise;

                  (2) default by the Company or any Subsidiary Guarantor in the payment of any installment of interest on the Securities when due and payable and continuance of such default for 30 days;

                  (3) default by the Company or any Subsidiary Guarantor in the deposit of any optional redemption payment, when and as due and payable pursuant to Article Three;

                  (4) default on any other Indebtedness (other than Non-Recourse Indebtedness and Unrestricted Subsidiary Indebtedness) of the Company, any Subsidiary Guarantor or any other Subsidiary (other than a Non-Recourse Subsidiary or an Unrestricted Subsidiary) if either (A) such default results in the acceleration of the maturity of any such Indebtedness having a principal amount of $10,000,000 or more individually or, taken together with the principal amount of any other such Indebtedness the maturity of which has been so accelerated, in the aggregate, or (B) such default results from the failure to pay when due principal of, premium, if any, or interest on, any such Indebtedness, after giving effect to any applicable grace period (a "Payment Default"), having a principal amount of $10,000,000 or more individually or, taken together with the principal amount of any other Indebtedness under which there has been a Payment Default, in the aggregate;

                  (5) default in the performance, or breach of, the covenants set forth in Section 4.10 and Article Five, or in the performance, or breach of, any other covenant or agreement of the Company or any Subsidiary Guarantor in this Indenture and failure to remedy such default within a period of 45 days after written notice thereof from the Trustee or Holders of 25% of the principal amount of the outstanding Securities;

                  (6) the entry by a court of one or more judgments or orders for the payment of money against the Company, any Subsidiary Guarantor or any other Subsidiary (other than a Non-Recourse Subsidiary or an Unrestricted Subsidiary, PROVIDED that neither the Company nor any Restricted Subsidiary is -------- liable, directly or indirectly, for such judgment or order) in an aggregate amount in excess of $10,000,000 (net of applicable insurance coverage by a third party insurer which is acknowledged in writing by such insurer) that has not been vacated, discharged, satisfied or stayed pending appeal within 60 days from the entry thereof;

                  (7) a Guarantee by a Subsidiary Guarantor shall cease to be in full force and effect (other than a release of a Guarantee in accordance with Section 10.04) or any Subsidiary Guarantor shall deny or disaffirm its obligations with respect thereto;

                  (8) the Company or any Subsidiary (other than a Non-Recourse Subsidiary or an Unrestricted Subsidiary) pursuant to or within the meaning of any Bankruptcy Law:

                         (A) commences a voluntary case or proceeding,

                         (B) consents to the entry of an order for relief against it in an involuntary case or proceeding,

                         (C) consents to the appointment of a Custodian of it or
                  for all or substantially all of its property,

                         (D) makes a general  assignment  for the benefit of its
                  creditors, or

                         (E) admits in writing  that it  generally  is unable to
                  pay its debts as the same become due; or

                  (9) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                         (A) is for relief (with respect to the petition commencing such case) against the Company or any Subsidiary (other than a Non-Recourse Subsidiary or an Unrestricted Subsidiary) in an involuntary case or proceeding,

                         (B) appoints a Custodian of the Company or any Subsidiary (other than a Non-Recourse Subsidiary or an Unrestricted Subsidiary) or for all or substantially all of its property, or

                         (C) orders the liquidation of the Company or any Subsidiary (other than a Non- Recourse Subsidiary or an Unrestricted Subsidiary), and the order or decree remains unstayed and in effect for 60 days.

                  The term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

        SECTION 6.02. ACCELERATION. If an Event of Default (other than an Event of Default specified in clauses (8) or (9)) under Section 6.01 occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% of the principal amount of the outstanding Securities may declare the unpaid principal of and premium, if any, or the Change of Control purchase price if the Event of Default includes failure to pay the Change of Control purchase price, and accrued and unpaid interest on, all the Securities then outstanding to be due and payable, by a notice in writing to the Company (and to the Trustee, if given by Holders), and upon any such declaration such principal, premium, if any, and accrued and unpaid interest shall become immediately due and payable, notwithstanding anything contained in this Indenture or the Securities to the contrary. If an Event of Default specified in clauses 8 or 9 above occurs, all unpaid principal of, and premium, if any, and accrued and unpaid interest on, the Securities then outstanding will become due and payable, without any declaration or other act on the part of the Trustee or any Holder.

                  The Holders of a majority of the principal amount of the outstanding Securities, by written notice to the Company, the Subsidiary Guarantors and the Trustee, may rescind and annul a declaration of acceleration and its consequences if (1) the Company or any Subsidiary Guarantor has paid or deposited with such Trustee a sum sufficient to pay (A) all overdue installments of interest on all the Securities, (B) the principal of, and premium, if any, on any Securities that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in the Securities, (C) to the extent that payment of such interest is lawful, interest on the defaulted interest at the rate or rates prescribed therefor in the Securities, and (D) all money paid or advanced by the Trustee thereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; (2) all Events of Default, other than the non-payment of the principal of any Securities that have become due solely by such declaration of acceleration, have been cured or waived as provided in this Indenture; and (3) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction. No such rescission will affect any subsequent Event of Default or impair any right consequent thereon.

        SECTION 6.03. OTHER REMEDIES. If an Event of Default occurs and is continuing, the Trustee may, but is not obligated to, pursue, in its own name and as trustee of an express trust, any available remedy by proceeding at law or in equity to collect the payment of principal or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture. If an Event of Default specified under clauses (8) or (9) of Section 6.01 occurs with respect to the Company at a time when the Company is the Paying Agent, the Trustee shall automatically assume the duties of Paying Agent.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

        SECTION 6.04. WAIVER OF PAST DEFAULTS. Subject to Sections 6.07 and 9.02, the Holders of at least a majority of the principal amount of the outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a Default or Event of Default in payment of principal or interest on the Securities, including any optional redemption payments or Change of Control or Net Proceeds Offer payments.

        SECTION 6.05. CONTROL BY MAJORITY. The Holders of a majority in principal amount of the Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on such Trustee, PROVIDED that (1) such direction is not in conflict with any rule of law or with this Indenture and (2) the Trustee may take any other action deemed proper by such Trustee that is not inconsistent with such direction.

        SECTION 6.06. LIMITATION ON REMEDIES. No Holder of any of the Securities will have any right to institute any proceeding, judicial or otherwise, or for the appointment of a receiver or trustee or pursue any remedy under this Indenture, unless:

                         (1) such  Holder  has  previously  given  notice to the
                  Trustee of a continuing Event of Default,

                         (2) the  Holders of not less than 25% of the  principal
                  amount of the outstanding Securities have made written request to such Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee under this Indenture,

                         (3) such Holder or Holders have offered to such Trustee
                  indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request,

                         (4) such  Trustee for 60 days after its receipt of such
                  notice, request and offer of indemnity has failed to institute any proceeding, and

                         (5) no direction inconsistent with such written request
                  has been given to such Trustee during such 60-day period by the Holders of a majority of the principal amount of the outstanding Securities.

                  A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over other Holders.

        SECTION 6.07. RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture, the Holder of any Securities will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Securities on the stated maturity therefor and to institute suit for the enforcement of any such payment, and such right may not be impaired without the consent of such Holder.

        SECTION 6.08. COLLECTION SUIT BY TRUSTEE. If an Event of Default in payment of principal, premium, if any, or interest specified in Section 6.01(1),
(2) or (3) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any Subsidiary Guarantor for the whole amount of principal, premium, if any, and interest remaining unpaid with respect to the Securities, and interest on overdue principal and premium, if any, and, to the extent lawful, interest on overdue interest, and such further amounts as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation and expenses of the Trustee, its agents and counsel.

        SECTION 6.09. TRUSTEE MAY FILE PROOFS OF CLAIM.(a) The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders allowed in any judicial proceedings relative to the Company, the Subsidiary Guarantors, their creditors or their property and may collect and receive any money or securities or other property payable or deliverable on any such claims and to distribute the same.

                  (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

        SECTION 6.10. PRIORITIES. If the Trustee collects any money pursuant to this Article Six, it shall pay out the money in the following order:

                         First:  to the Trustee  for  amounts due under  Section
                  7.07;

                         Second:  to Holders  for  amounts due and unpaid on the
                  Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

                         Third: to the Company.

                  The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 6.10.

        SECTION 6.11. UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by Holders of more than 10% in principal amount of the then outstanding Securities.


                                  ARTICLE SEVEN

                                     TRUSTEE

        SECTION 7.01. DUTIES OF TRUSTEE.(a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such rights and powers vested in it by this Indenture and use the same degree of care and skill in such exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) Except during the continuance of an Event of Default:

                         (1) The Trustee need perform only those duties that are
                  specifically set forth (or incorporated by reference) in this Indenture and no others.

                         (2) In  the  absence  of bad  faith  on its  part,  the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                         (1) This  paragraph  (c) does not limit  the  effect of
                  paragraph (b) of this Section.

                         (2) The  Trustee  shall not be liable  for any error of
                  judgment made in good faith by an officer of the Trustee, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                         (3) The  Trustee  shall not be liable  with  respect to
                  action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05, and the Trustee shall be entitled from time to time to request such a direction.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

                  (e) The Trustee shall be under no obligation and may refuse to perform any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability or expense. No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

        SECTION   7.02. RIGHTS  OF   TRUSTEE.   Subject   to   Section   7.01:

                  (a) The Trustee may rely on and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney, to the extent reasonably required by such inquiry or investigation.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  (e) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and reliance thereon.

                  (f) In no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

                  (g) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Trust Officer has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.


                  (h) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

        (i) The Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture.

        SECTION  7.03. INDIVIDUAL  RIGHTS  OF  TRUSTEE.  The  Trustee   in  its
individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Subsidiaries or Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

        SECTION 7.04. TRUSTEE'S DISCLAIMER. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities or any prospectus, offering or solicitation documents, and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

        SECTION 7.05. NOTICE OF DEFAULTS. If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Holder pursuant to Section 11.02 a notice of the Default within 90 days after it occurs. Except in the case of a Default in any payment on any Security, the Trustee may withhold the notice if and so long as the board of directors, executive committee or a trust committee of officers in good faith determines that withholding the notice is in the interests of Holders.

        SECTION 7.06. REPORTS BY TRUSTEE TO HOLDERS. Within 60 days after each April 1, beginning with the April 1 following the date of this Indenture, the Trustee shall mail to each Holder a brief report dated as of such April 1 that complies with TIA Section 313(a), but only if such report is required in any year under TIA Section 313(a). The Trustee also shall comply with TIA Sections 313(b) and 313(c). A copy of each report at the time of its mailing to Holders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Company shall notify the Trustee in writing when the Securities become listed on any national securities exchange or of any delisting thereof.

        SECTION 7.07. COMPENSATION AND INDEMNITY. The Company and the Subsidiary Guarantors jointly and severally agree to pay the Trustee from time to time reasonable compensation for its services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company and the Subsidiary Guarantors jointly and severally agree to reimburse the Trustee upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred by it. Such expenses shall include when applicable the reasonable compensation and expenses of the Trustee's agents and counsel.

                  The Trustee shall not be under any obligation to institute any suit, or take any remedial action under this Indenture, or to enter any appearance or in any way defend any suit in which it may be a defendant, or to take any steps in the execution of the trusts created hereby or thereby or in the enforcement of any rights and powers under this Indenture, until it shall be indemnified to its satisfaction against any and all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provisions of this Indenture, including compensation for services, costs, expenses, outlays, counsel fees and other disbursements, and against all liability (including fees and expenses incurred by the Trustee pursuant to the penultimate paragraph of Section 7.08) not due to its negligence or willful misconduct. The Company and the Subsidiary Guarantors jointly and severally agree to indemnify the Trustee against any loss, liability, claim, damage or expenses incurred by it arising out of or in connection with the acceptance and administration of the trust and its duties hereunder as Trustee, Registrar and/or Paying Agent, including the costs and expenses of enforcing this Indenture against the Company (including with respect to this Section 7.07) and of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company and the Subsidiary Guarantors of any claim for which it may seek indemnity; however, unless the position of the Company is prejudiced by such failure, the failure of the Trustee to promptly notify the Company shall not limit its right to indemnification. The Company shall defend each such claim and the Trustee shall cooperate in the defense. The Trustee may retain separate counsel and the Company shall reimburse the Trustee for the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

                  Neither the Company nor the Subsidiary Guarantors shall be obligated to reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's negligence or willful misconduct. To secure the payment obligations of the Company and the Subsidiary Guarantors in this Section, the Trustee shall have a claim prior to that of the Holders of the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of and interest on particular Securities. The Trustee's right to receive payment of any amounts due under this Section
7.07 shall not be subordinate to any other liability or Indebtedness of the Company.

                  When the Trustee incurs expenses or renders services after the occurrence of any Event of Default specified in Sections 6.01(8) or (9), the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

                  The benefits of this section shall survive termination of this Indenture and resignation or removal of the Trustee.

        SECTION 7.08. REPLACEMENT OF TRUSTEE. The Trustee may resign by so notifying the Company and the Subsidiary uarantors. The Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee, in writing. The Company may remove the Trustee if:

                         (1) the Trustee fails to comply with Section 7.10;

                         (2) the Trustee is adjudged a bankrupt or an insolvent;

                         (3) a receiver or other public  officer takes charge of
                  the Trustee or its property; or

                         (4) the Trustee becomes  incapable of acting as Trustee
                  hereunder.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company and the Subsidiary Guarantors. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

                  If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 7.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Any successor Trustee shall comply with TIA Section 310(a)(5).

        SECTION  7.09. SUCCESSOR  TRUSTEE  BY  MERGER,  ETC.  If   the  Trustee
consolidates, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, the successor corporation without any further act shall be the successor Trustee; PROVIDED such corporation or association shall be otherwise eligible and qualified under this Article and shall notify the Company of its successor hereunder.

        SECTION 7.10 ELIGIBILITY; DISQUALIFICATION. This Indenture shall always have a Trustee which satisfies the requirements of TIA Section 310(a)(1). The Trustee shall always have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall also comply with TIA Section 310(b).

        SECTION 7.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.


                                 ARTICLE EIGHT

                             DISCHARGE OF INDENTURE

        SECTION 8.01.  OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE.

                  The Company may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, with respect to the Securities, elect to exercise its rights pursuant to either
Section 8.02 or 8.03 with respect to all outstanding Securities upon compliance with the conditions set forth below in this Article Eight.

        SECTION 8.02. LEGAL DEFEASANCE AND DISCHARGE. Upon the Company's exercise under Section 8.01 of the option applicable to this Section 8.02, the Company shall be deemed to have been discharged from its obligations with respect to all outstanding Securities on the date all conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.05 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Securities to receive solely from the trust fund described in Section 8.04, and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Securities when such payments are due, (b) the Company's obligations with respect to such Securities under Sections 2.03, 2.04, 2.06, 2.07, 2.09 and 4.04, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith (including, but not limited to, Section 7.07) and (d) this Article Eight. Subject to compliance with this Article Eight, the Company may exercise its option under this Section 8.02 notwithstanding the prior exercise of its option under Section 8.03 with respect to the Securities.

        SECTION 8.03.  COVENANT  DEFEASANCE.  Upon the Company's  exercise under
Section 8.01 of the option applicable to this Section 8.03, the Company shall be released from its obligations under the covenants contained in the second sentence of Section 4.02, Sections 4.03, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12,
4.13, 4.14, 4.15 and 4.16 and Article Five with respect to the outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Securities shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Securities shall not be deemed outstanding for accounting purposes). For this purpose, such Covenant Defeasance means that, with respect to the outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01(5), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby. In addition, upon the Company's exercise under Section 8.01 of the option applicable to this Section 8.03, Sections 6.01(4) through 6.01(9) shall not constitute Events of Default.

        SECTION 8.04. CONDITIONS TO LEGAL OR COVENANT DEFEASANCE. The following shall be the conditions to application of either Section 8.02 or Section 8.03 to the outstanding Securities:

                  (a) The Company shall irrevocably have deposited or cause to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10 who shall agree to comply with the provisions of this Article Eight applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (a) cash in U.S. Legal Tender in an amount, or (b) U.S. Government Securities which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in U.S. Legal Tender in an amount, or (c) a combination thereof, in such amounts, as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the

Trustee (or other qualifying trustee) to pay and discharge the principal of, premium, if any, and interest on the outstanding Securities on the Maturity Date or on the applicable redemption date, as the case may be, of such principal or installment of principal, premium, if any, or interest and in accordance with the terms of this Indenture and of such Securities; PROVIDED that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Securities to said payments with respect to the Securities.

                  (b) In the case of an election under Section 8.02, the Company shall have delivered to the Trustee an Opinion of Counsel confirming that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

                  (c) In the case of an election under Section 8.03, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                  (d) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as Subsection 6.01(8) or 6.01(9) is concerned, at any time in the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                  (e) Such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which the Company is bound;

                  (f) In the case of any election under Section 8.02 or 8.03, the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit made by the Company pursuant to its election under Section 8.02 or 8.03 was not made by the Company with the intent of preferring the Holders over other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others; and

                  (g) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Legal Defeasance under
Section 8.02 or the Covenant Defeasance under Section 8.03 (as the case may be) have been complied with as contemplated by this Section 8.04.

        SECTION 8.05. DEPOSITED MONEY AND U.S. GOVERNMENT SECURITIES TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS. Subject to Section 8.06, all money and U.S. Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the "Trustee") pursuant to Section 8.04 in respect of the outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or a Subsidiary Guarantor, if any, acting as Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or U.S. Government Securities deposited pursuant to Section 8.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities.

                  Anything in this Article Eight to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the Company's request any money or U.S. Government Securities held by it as provided in Section 8.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(a)), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

        SECTION 8.06. REPAYMENT TO COMPANY. Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security which is not subject to the last paragraph of Section 8.05 and has remained unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request (unless an abandoned property law designates another Person) or (if then held by the Company) shall be discharged from such trust; and the Holder of such Securities shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

        SECTION 8.07. REINSTATEMENT.If the Trustee or Paying Agent is unable to apply any U.S. Legal Tender or U.S. Government Securities in accordance with
Section 8.02 or 8.03, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining, or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.02 or 8.03 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 8.02 or 8.03, as the case may be; PROVIDED, HOWEVER, that, if the Company makes any payment of principal of, premium, if any, or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent. In the event the Company's obligations under this Indenture and the Securities are revived and reinstated pursuant to this Section 8.07, then the obligations of each Subsidiary Guarantor under its Guarantee and this Indenture that were released pursuant to Section 10.04 as a result of the Company's exercise of its rights under this Article Eight shall be revived and reinstated as though such release had not occurred.


                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

        SECTION 9.01.  WITHOUT CONSENT OF HOLDERS.

                  The Company, the Subsidiary Guarantors and the Trustee may amend or supplement this Indenture or the Securities without notice to or consent of any Holder:

                         (1) to cure any ambiguity, defect or inconsistency;

                         (2) to comply with Section 5.01;

                         (3)  to  reflect   the   addition  or  release  of  any
                  Subsidiary Guarantor, as provided for by this Indenture;

                         (4) to comply with any requirements of the SEC in order
                  to effect or maintain the qualification of this Indenture under the TIA; or

                         (5) to make any change that would provide any additional benefit or rights to the Holders or that does not adversely affect the rights of any Holder in any material respect.

                  Upon the request of the Company and the Subsidiary Guarantors, accompanied by a Board Resolution of the Company and of each Subsidiary Guarantor authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in Section 9.06, the Trustee shall join with the Company and the Subsidiary Guarantors in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and make any further appropriate agreements and stipulations that may be therein contained. After an amendment or waiver under this Section becomes effective, the Company shall mail to the Holders of each Security affected thereby a notice briefly describing the amendment or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

        SECTION 9.02.  WITH CONSENT OF HOLDERS. Except as provided below in this
Section 9.02, the Company, the Subsidiary Guarantors and the Trustee may amend this Indenture or the Securities with the written consent (including consents obtained in connection with a tender offer or exchange offer for Securities or a solicitation of consents in respect of Securities, PROVIDED that in each case such offer or solicitation is made to all Holders of then outstanding Securities on equal terms) of the Holders of at least a majority of the principal amount of the outstanding Securities.

                  Upon the request of the Company and the Subsidiary Guarantors, accompanied by a Board Resolution of the Company and each Subsidiary Guarantor authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the Opinion of Counsel described in Section 9.06, the Trustee shall join with the Company and the Subsidiary Guarantors in the execution of such supplemental indenture.

                  It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  The Holders of a majority of the principal amount of the outstanding Securities may waive compliance in a particular instance by the Company or the Subsidiary Guarantors with any provision of this Indenture or the Securities (including waivers obtained in connection with a tender offer or exchange offer for Securities or a solicitation of consents in respect of Securities, PROVIDED that in each case such offer or solicitation is made to all Holders of the then outstanding Securities on equal terms). However, without the consent of each Holder affected, an amendment or waiver under this Section may not:

                         (1)  reduce  the  percentage  of  principal  amount  of
                  Securities whose Holders must consent to an amendment, supplement or waiver of any provision of this Indenture or the Securities;

                         (2) reduce  the rate or change the time for  payment of
                  interest, including default interest, on the Securities;

                         (3) reduce the principal amount of any Security or change the Maturity Date of the Securities;

                         (4) reduce the redemption price,  including premium, if
                  any, payable upon the redemption of any Security or change the time at which any Security may be redeemed;

                         (5) reduce the repurchase price,  including premium, if
                  any, payable upon the repurchase of any Security pursuant to Sections 4.11 or 4.16, or change the time at which any Security may or shall be repurchased thereunder;

                         (6) waive a Default or Event of Default in the  payment
                  of the principal of, premium, if any, or interest on the Securities;

                         (7) make any Security  payable in money other than that
                  stated in the Security;

                         (8) impair the right to institute suit for the enforcement of principal of, premium, if any, or principal on any Security pursuant to Sections 6.07 or 6.08, except as limited by Section 6.06; or

                         (9) make any change in Section  6.04 or Section 6.07 or
                  in this sentence of this Section 9.02.

                  The right of any Holder to participate in any consent required or sought pursuant to any provision of this Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of this Indenture.

        SECTION 9.03. COMPLIANCE WITH TRUST INDENTURE ACT. Every amendment to or supplement of this Indenture or the ecurities shall comply with the TIA as then in effect.

        SECTION 9.04. REVOCATION AND EFFECT OF CONSENTS. A consent to an amendment, supplement or waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, until an amendment, supplement or waiver becomes effective, any such Holder or subsequent Holder may revoke the consent as to its Security or portion of a Security. For such revocation to be effective, the Trustee must receive the notice of revocation before the date the amendment, supplement or waiver becomes effective.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If the Company elects to fix a record date for such purpose, the record date shall be fixed at (i) the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation pursuant to Section 2.05, or (ii) such other date as the Company shall designate. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consent from the Holders of the principal amount of Securities required hereunder for such amendment or waiver to be effective also shall have been given and not revoked within such 90-day period.

                  After an amendment, supplement or waiver becomes effective, it shall bind every Holder unless it makes a change described in any of clauses (1) through (9) of Section 9.02. In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

        SECTION 9.05. NOTATION ON OR EXCHANGE OF SENIOR NOTES. If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

        SECTION 9.06. TRUSTEE PROTECTED. The Trustee shall sign any amendment or supplement or waiver authorized pursuant to this Article if the amendment or supplement or waiver does not adversely affect the rights of the Trustee. If it does adversely affect the rights of the Trustee, the Trustee may but need not sign it. In signing such amendment or supplement or waiver the Trustee shall be entitled to receive, and (subject to Article Seven) shall be fully protected in relying upon, an Opinion of Counsel stating that such amendment or supplement or waiver is authorized or permitted by and complies with this Indenture. The Company may not sign an amendment or supplement until the Boards of Directors of the Company and the Subsidiary Guarantors approve it.


                                  ARTICLE TEN

                                   GUARANTEES

        SECTION 10.01. UNCONDITIONAL GUARANTEE. Each Subsidiary Guarantor hereby, jointly and severally, fully and unconditionally guarantees, as principal obligor and not only as surety (such guarantee to be referred to herein as the "Guarantee"), to each Holder and to the Trustee the due and punctual payment of the principal of, premium, if any, and interest on the Securities and all other amounts due and payable under this Indenture and the Securities by the Company whether at maturity, by acceleration, redemption, repurchase or otherwise, including, without limitation, interest on the overdue principal of, premium, if any, and interest on the Securities, to the extent lawful, all in accordance with the terms hereof and thereof; subject, however, to the limitations set forth in Section 10.05.

                  Failing payment when due of any amount so guaranteed for whatever reason, the Subsidiary Guarantors will be jointly and severally obligated to pay the same immediately. Each Subsidiary Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Subsidiary Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and in this Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Subsidiary Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Subsidiary Guarantor, any amount paid by the Company or any Subsidiary Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Subsidiary Guarantor agrees it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Subsidiary Guarantor further agrees that, as between each Subsidiary Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Six for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article Six, such obligations (whether or not due and payable) shall forthwith become due and payable by each Subsidiary Guarantor for the purpose of this Guarantee.

        SECTION 10.02. SUBSIDIARY GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS. (a) Subject to paragraph (b) of this Section 10.02, no Subsidiary Guarantor may consolidate or merge with or into (whether or not such Subsidiary Guarantor is the surviving Person) another Person unless (i) the Person formed by or surviving any such consolidation or merger (if other than such Subsidiary Guarantor) assumes all the obligations of such Subsidiary Guarantor under this Indenture and the Securities pursuant to a supplemental indenture, in a form reasonably satisfactory to the Trustee, (ii) immediately after such transaction, no Default or Event of Default exists, (iii) such Subsidiary Guarantor or Person formed by or surviving any such consolidation or merger will have Consolidated Tangible Net Worth (immediately after the transaction) equal to or greater than the Consolidated Tangible Net Worth of such Subsidiary Guarantor immediately preceding the transaction and (iv) the Company will, at the time of such transaction after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable Reference Period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to Section 4.09(a). In connection with any consolidation or merger contemplated by this Section 10.02, the Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture. This Section 10.02(a) will not prohibit a merger between Subsidiary Guarantors or a merger between the Company and a Subsidiary Guarantor.

        (b) In the event of a sale or other disposition of all or substantially all of the assets of any Subsidiary Guarantor or a sale or other disposition of all of the Capital Stock of such Subsidiary Guarantor, in any case by way of merger, consolidation or otherwise, then such Subsidiary Guarantor (in the event of a sale or other disposition, by way of such a merger, consolidation or otherwise, of all of the Capital Stock of such Subsidiary Guarantor) or the Person acquiring the assets (in the event of a sale or other disposition of all or substantially all of the assets of such Subsidiary Guarantor) will be released and relieved of any obligations under its Guarantees; PROVIDED that in the event such sale or disposition constitutes an Asset Sale, the Net Available Proceeds of such sale or other disposition are applied in accordance with the provisions of this Indenture described under Section 4.11.

        SECTION 10.03. ADDITION OF SUBSIDIARY GUARANTORS. (a) The Company agrees to cause each Subsidiary that shall become a Restricted Subsidiary after the Issue Date to execute and deliver a supplemental indenture pursuant to which such Restricted Subsidiary shall guarantee the payment of the Securities pursuant to the terms hereof.

        (b) Any Person that was not a Subsidiary Guarantor on the Issue Date may become a Subsidiary Guarantor by executing and delivering to the Trustee (i) a supplemental indenture in form and substance satisfactory to the Trustee, which subjects such Person to the provisions (including the representations and warranties) of this Indenture as a Subsidiary Guarantor and (ii) an Opinion of Counsel and Officers' Certificate to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid and binding obligation of such Person (subject to such customary exceptions concerning creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion and provided that no opinion need be rendered concerning the enforceability of the Guarantee).

        SECTION 10.04. RELEASE OF A SUBSIDIARY GUARANTOR. Upon (i) the sale or disposition of a Subsidiary Guarantor (or all or substantially all of its assets) or (ii) the designation of a Subsidiary Guarantor as an Unrestricted Subsidiary, in each case which is otherwise in compliance with the terms of this Indenture, including but not limited to the provisions of Section 10.02, such Subsidiary Guarantor shall be deemed released from all of its Guarantee and related obligations in this Indenture without any further action by the Trustee, the Company or such Subsidiary Guarantor. Subject to Section 8.07, upon the Company's election, in compliance with the conditions set forth in Article Eight hereof, to exercise its rights pursuant to either Section 8.02 or 8.03 with respect to all outstanding Securities, each Subsidiary Guarantor shall be deemed released from all of its Guarantee and related obligations in this Indenture without any further action by the Trustee, the Company or any Subsidiary Guarantor. The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a request by the Company accompanied by an Officers' Certificate and, in the case of the release of a Subsidiary Guarantor pursuant to clause (i) of the first sentence of this Section 10.04, an Opinion of Counsel certifying that such sale or other disposition was made by the Company in accordance with the provisions of this Indenture. Any Subsidiary Guarantor not so released remains liable for the full amount of principal of and interest on the Securities as provided in this Article Ten.

        SECTION 10.05. LIMITATION OF SUBSIDIARY  GUARANTOR'S  LIABILITY.   Each
Subsidiary Guarantor, and by its acceptance hereof each Holder, hereby confirms that it is the intention of all such parties that the guarantee by such Subsidiary Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any federal, state or foreign law. To effectuate the foregoing intention, the Holders and each Subsidiary Guarantor hereby irrevocably agree that the obligations of each Subsidiary Guarantor under the Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Guarantee or pursuant to Section 10.06, result in the obligations of such Subsidiary Guarantor under the Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal, state or foreign law. This Section 10.05 is for the benefit of the creditors of each Subsidiary Guarantor, and, for purposes of applicable fraudulent transfer and fraudulent conveyance law, any Indebtedness of a Subsidiary Guarantor pursuant to Credit Facilities shall be deemed to have been incurred prior to the incurrence by such Subsidiary Guarantor of its liability under the Guarantee.

        SECTION 10.06. CONTRIBUTION. In order to provide for just and equitable contribution among the Subsidiary Guarantors, the Subsidiary Guarantors agree, inter se, that in the event any payment or distribution is made by any Subsidiary Guarantor (a "Funding Guarantor") under the Guarantee, such Funding Guarantor shall be entitled to a contribution from each other Subsidiary
Guarantor in a pro rata amount based on the Adjusted Net Assets of each Subsidiary Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by the Funding Guarantor in discharging the Company's obligations with respect to the Securities or any other Subsidiary Guarantor's obligations with respect to the Guarantee.

        SECTION 10.07. [INTENTIONALLY OMITTED.]

        SECTION 10.08. SEVERABILITY. In case any provision of this Guarantee shall be invalid, illegal or unenforceable, that portion of such provision that is not invalid, illegal or unenforceable shall remain in effect, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                 ARTICLE ELEVEN

                                  MISCELLANEOUS

        SECTION 11.01. TRUST INDENTURE ACT CONTROLS. Whether prior to or following the qualification of this Indenture under the TIA, if any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by operation of TIA Section 318(c) upon an indenture qualified under the TIA, the imposed duties shall control under this Indenture.

        SECTION 11.02. NOTICES. Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by certified or registered mail (return receipt requested), facsimile, telecopier or overnight air courier guaranteeing next day delivery, addressed as follows:

                  If to the Company or any Subsidiary Guarantor:

                        Chesapeake  Energy  Corporation
                        6100 North Western Avenue
                        Oklahoma City, Oklahoma 73118

                        Attention:  Chief Financial Officer
                        Fax:        (405) 879-9572

                  If to the Trustee:

                        The Bank of New York Trust Company, N.A.
                        2 N. LaSalle Street
                        Suite 1020
                        Chicago, IL 60602

                        Attention:  Corporate Trust Administration
                        Fax:        (312) 827-8542

                  The Company or any Subsidiary Guarantor or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if faxed or telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

                  Any notice or communication mailed to a Holder shall be mailed by first-class mail to the address for such Holder appearing on the registration books of the Registrar and shall be sufficiently given to such Holder if so mailed within the time prescribed. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

                  If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it. If the Company or any Subsidiary Guarantor mails notice or communications to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

        SECTION 11.03. COMMUNICATION BY HOLDERS WITH OTHER HOLDERS. Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Subsidiary Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

        SECTION 11.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT. Upon any request or application by the Company or any Subsidiary Guarantor to the Trustee to take any action under this Indenture, the Company or such Subsidiary Guarantor, as the case may be, shall furnish to the Trustee:

                         (1) an Officers'  Certificate  (which shall include the
                  statements set forth in Section 11.05) stating that, in the opinion of the signers, the conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                         (2) an Opinion of Counsel  stating that, in the opinion
                  of such counsel, such conditions precedent have been complied with.

        SECTION 11.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                         (1)  a   statement   that  each   person   making  such
                  certificate or opinion has read such covenant or condition;

                         (2) a brief statement as to the nature and scope of the
                  examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                         (3) a  statement  that,  in the  opinion  of each  such
                  person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                         (4) a statement as to whether or not, in the opinion of
                  each such person, such covenant or condition has been complied with.

        SECTION 11.06. RULES BY TRUSTEE AND AGENTS. The Trustee may make reasonable rules for actions taken by, or meetings or consents of, Holders. The Registrar or Paying Agent may make reasonable rules for its functions.

        SECTION 11.07. LEGAL HOLIDAYS. A "Legal Holiday" is a Saturday, a Sunday, or a day on which banks and trust companies in the City of New York are not required by law or executive order to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at the place on the next succeeding day that is not a Legal Holiday, without additional interest.

        SECTION 11.08. GOVERNING LAW. THIS INDENTURE AND THE SECURITIES AND THE GUARANTEES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY, EXCEPT TO THE EXTENT THAT THE LAWS OF THE STATE OF NEW YORK WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION REGARDING THE VALIDITY OF THE SECURITIES.

        SECTION 11.09. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company, any Subsidiary Guarantor or any other Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

        SECTION 11.10. NO RECOURSE  AGAINST OTHERS.  All liability  described in
Paragraph 22 of the Securities of any director, officer, employee or stockholder, as such, of the Company, the Subsidiary Guarantors or the Trustee is waived and released.

        SECTION 11.11. SUCCESSORS. All agreements of the Company and the Subsidiary Guarantors in this Indenture, the Securities and the Guarantees shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successor.

        SECTION 11.12. DUPLICATE ORIGINALS. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same instrument.

        SECTION 11.13. SEVERABILITY. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

                                   SIGNATURES

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

                              CHESAPEAKE ENERGY CORPORATION,


                                  By:   ---------------------------------------
                                        Name:
                                        Title:


                              SUBSIDIARY GUARANTORS:

                              CHESAPEAKE BNR CORP.
                              CHESAPEAKE ENERGY LOUISIANA CORPORATION
                              CHESAPEAKE ENERGY MARKETING, INC.
                              CHESAPEAKE OPERATING, INC.
                              CHESAPEAKE PEP CORP.
                              CHESAPEAKE PRH CORP.
                              CHESAPEAKE SOUTH TEXAS CORP.
                              NOMAC DRILLING CORPORATION
                              OXLEY PETROLEUM CO.
                              CARMEN ACQUISITION, L.L.C.
                              CHESAPEAKE ACQUISITION, L.L.C.
                              CHESAPEAKE ENO ACQUISITION, L.L.C.
                              CHESAPEAKE EP, L.L.C.
                              CHESAPEAKE FOCUS, L.L.C.
                              CHESAPEAKE KNAN ACQUISITION, L.L.C.
                              CHESAPEAKE MOUNTAIN FRONT, L.L.C.
                              CHESAPEAKE ORC, L.L.C.
                              CHESAPEAKE PERMIAN ACQUISITION, L.L.C.
                              CHESAPEAKE ROYALTY, L.L.C.
                              GOTHIC PRODUCTION, L.L.C.
                              JOHN C. OXLEY, L.L.C.
                              MAYFIELD PROCESSING L.L.C.
                              MC MINERAL COMPANY, L.L.C.
                              SAP ACQUISITION, L.L.C.,

                                  By:   ---------------------------------------
                                        Name:
                                        Title:

                              CHESAPEAKE EXPLORATION LIMITED PARTNERSHIP
                              CHESAPEAKE LNG, L.P.
                              CHESAPEAKE LOUISIANA, L.P.
                              CHESAPEAKE NFW, L.P.
                              CHESAPEAKE PERMIAN, L.P.
                              CHESAPEAKE SIGMA, L.P.
                              CHESAPEAKE-STAGHORN ACQUISITION L.P.
                              CHESAPEAKE ZAPATA, L.P.,

                                  By   Chesapeake Operating, Inc., as
                                       general partner of each respective
                                       entity

                                  By:   ---------------------------------------
                                        Name:
                                        Title:


                              MIDCON COMPRESSION, L.P.,

                                  By   Chesapeake Energy Marketing, Inc., as
                                       general partner

                                  By:   ---------------------------------------
                                        Name:
                                        Title:

                              THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

                                  By:   ----------------------------------------
                                        Name:
                                        Title:    Authorized Signatory

                                                RULE 144A/REGULATION S APPENDIX


                   PROVISIONS RELATING TO INITIAL SECURITIES,
                           PRIVATE EXCHANGE SECURITIES
                             AND EXCHANGE SECURITIES

1.      DEFINITIONS

        1.1  DEFINITIONS

        For the purposes of this Appendix the following terms shall have the meanings indicated below:

                  "Depository" means The Depository Trust Company, its nominees and their respective successors.

                  "Exchange Securities" means (1) the 6.375% Senior Notes due 2015 issued pursuant to the Indenture in connection with the Registered Exchange Offer pursuant to a Registration Rights Agreement and (2) Additional Securities, if any, issued pursuant to a registration statement filed with the SEC under the Securities Act.

                  "Initial Purchasers" means (1) with respect to the Initial Securities issued on the Issue Date, collectively, Deutsche Bank Securities Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Lehman Brothers Inc., UBS Securities LLC, Bear, Stearns & Co. Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, Raymond James & Associates, Inc., RBC Capital Markets Corporation, BNP Paribas Securities Corp., BOSC Inc., Calyon Securities (USA) Inc., Comerica Securities, Inc., SunTrust Capital Markets, Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC and (2) with respect to each issuance of Additional Securities, the Persons purchasing such Additional Securities under the related Purchase Agreement.

                  "Initial Securities" means (1) $600 million aggregate principal amount of 6.375% Senior Notes due 2015 issued on the Issue Date and
(2) Additional Securities, if any, issued in one or more transactions exempt from the registration requirements of the Securities Act.

                  "Private Exchange" means the offer by the Company, pursuant to a Registration Rights Agreement, to the Initial Purchasers to issue and deliver to each Initial Purchaser, in exchange for the Initial Securities held by the Initial Purchaser as part of its initial distribution, a like aggregate principal amount of Private Exchange Securities.

                  "Private Exchange Securities" means any 6.375% Senior Notes due 2015 issued in connection with a Private Exchange.

                  "Purchase Agreement" means (1) with respect to the Initial Securities issued on the Issue Date, the Purchase Agreement dated December 1, 2004, among the Company, the Subsidiary Guarantors and the Initial Purchasers, and (2) with respect to each issuance of Additional Securities, the purchase agreement or underwriting agreement among the Company, the Subsidiary Guarantors and the Persons purchasing such Additional Securities.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "Registered Exchange Offer" means the offer by the Company, pursuant to a Registration Rights Agreement, to certain Holders of Initial Securities, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of Exchange Securities registered under the Securities Act.

                  "Registration Rights Agreement" means (1) with respect to the Initial Securities issued on the Issue Date, the Registration Rights Agreement dated December 8, 2004, among the Company, the Subsidiary Guarantors and the Initial Purchasers, and (2) with respect to each issuance of Additional Securities issued in a transaction exempt from the registration requirements of the Securities Act, the registration rights agreement, if any, among the Company, the Subsidiary Guarantors and the Persons purchasing such Additional Securities under the related Purchase Agreement.

                  "Securities"  means  the  Initial  Securities,   the  Exchange
Securities and the Private Exchange Securities, treated as a single class.

                  "Securities Act" means the Securities Act of 1933, as amended.

        "Securities Custodian" means the custodian with respect to a Global Security (as appointed by the Depository), or any successor Person thereto and shall initially be the Trustee.

                  "Shelf Registration Statement" means the registration statement issued by the Company in connection with the offer and sale of Initial Securities or Private Exchange Securities pursuant to a Registration Rights Agreement.

                  "Transfer Restricted Securities" means Securities that bear or are required to bear the legend set forth in Section 2.3(b) hereto.

        1.2  OTHER DEFINITIONS

                                                                    DEFINED IN
                                                                    ----------
TERM                                                                SECTION:
----                                                                -------
"Agent Members"....................................................     2.1(b)
"Global Security"..................................................     2.1(a)
"Regulation S".....................................................     2.1(a)
"Restricted Global Security".......................................     2.1(a)
"Rule 144A"........................................................     2.1(a)

2.      THE SECURITIES.

        2.1 (a) FORM AND DATING. Initial Securities offered and sold to a QIB in reliance on Rule 144A under the Securities Act ("Rule 144A") or in reliance on

Regulation S under the Securities Act ("Regulation S"), in each case as provided in a Purchase Agreement, and Private Exchange Securities, as provided in a Registration Rights Agreement, shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form without interest coupons with the global securities legend and restricted securities legend set forth in Exhibit 1 hereto (each, a "Restricted Global Security"), which shall be deposited on behalf of the purchasers of the Initial Securities represented thereby with the Trustee, at its principal corporate trust office, as Securities Custodian, and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided. Exchange Securities shall be issued in global form (with the global securities legend set forth in Exhibit 1 hereto) or in certificated form at the option of the Holders thereof from time to time. Exchange Securities issued in global form and Restricted Global Securities are sometimes referred to in this Appendix as "Global Securities."

            (b) BOOK-ENTRY PROVISIONS. This Section 2.1(b) shall apply only to a Global Security deposited with or on behalf of the Depository.

                  The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depository for such Global Security or Global Securities or the nominee of such Depository and (b) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions or held by the Trustee as Securities Custodian.

          Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository or by the Trustee as Securities Custodian or under such Global Security, and the Company, the Trustee and any agent of the Company or the Trustee shall be entitled to treat the Depository as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

            (c) CERTIFICATED SECURITIES. Except as provided in this Section 2.1 or Section 2.3 or 2.4, owners of beneficial interests in Restricted Global Securities shall not be entitled to receive physical delivery of certificated Securities.

        2.2 AUTHENTICATION. The Trustee shall authenticate and deliver: (1) on the Issue Date, an aggregate principal amount of $600 million 6.375% Senior Notes due 2015, (2) from time to time after the Issue Date, any Additional Securities for an original issue in an aggregate principal amount specified in the written order of the Company pursuant to Section 2.02 of the Indenture and
(3) Exchange Securities or Private Exchange Securities for issue only in a Registered Exchange Offer or a Private Exchange, respectively, pursuant to a Registration Rights Agreement, for a like principal amount of Initial Securities, in each case upon a written order of the Company signed by two Officers or by an Officer and either the Secretary, an Assistant Treasurer or an Assistant Secretary of the Company. Such order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated and, in the case of any issuance of Additional Securities pursuant to Section 2.13 of the Indenture, shall certify that such issuance is in compliance with Section 4.09(a) of the Indenture.

        2.3  TRANSFER AND EXCHANGE.

        (a) TRANSFER AND EXCHANGE OF GLOBAL SECURITIES. (i) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depository, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor. A transferor of a beneficial interest in a Global Security shall deliver to the Registrar a written order given in accordance with the Depository's procedures containing information regarding the participant account of the Depository to be credited with a beneficial interest in the Global Security. The Registrar shall, in accordance with such instructions instruct the Depository to credit to the account of the Person specified in such instructions a beneficial interest in the Global Security and to debit the account of the Person making the transfer the beneficial interest in the Global Security being transferred.

                  (ii) Notwithstanding any other provisions of this Appendix (other than the provisions set forth in Section 2.4), a Global Security may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

                  (iii) In the event that a Restricted Global Security is exchanged for Securities in certificated registered form pursuant to Section 2.4 of this Appendix, prior to the consummation of a Registered Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section
2.3 (including the certification requirements set forth on the reverse of the Initial Securities intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be) and such other procedures as may from time to time be adopted by the Company.

        (b)  LEGEND.

                  (i) Except as  permitted  by the  following  paragraphs  (ii),
        (iii) and (iv), until the expiration of the applicable holding period with respect to the Securities set forth in Rule 144(k) of the Securities Act, each Security certificate evidencing the Restricted Global Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form:

                  THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) THE COMPANY, (II) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (IV) PURSUANT TO EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                  (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Restricted Global Security) pursuant to Rule 144 under the Securities Act, the Registrar shall permit the transferee thereof to exchange such Transfer Restricted Security for a certificated Security that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security, if the transferor thereof certifies in writing to the Registrar that such sale or transfer was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Security).

                  (iii) After a transfer of any Initial Securities or Private Exchange Securities pursuant to and during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Securities or Private Exchange Securities, as the case may be, all requirements pertaining to legends on such Initial Security or such Private Exchange Security will cease to apply, the requirements requiring any such Initial Security or such Private Exchange Security issued to certain Holders be issued in global form will cease to apply, and a certificated Initial Security or Private Exchange Security or an Initial Security or Private Exchange Security in global form, in each case without restrictive transfer legends, will be available to the transferee of the Holder of such Initial Securities or Private Exchange Securities upon exchange of such transferring Holder's certificated Initial Security or Private Exchange Security or directions to transfer such Holder's interest in the Global Security, as applicable.

                  (iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities issued to certain Holders be issued in global form will still apply with respect to Holders of such Initial Securities that do not exchange their Initial Securities, and Exchange Securities in certificated or global form will be available to Holders that exchange such Initial Securities in such Registered Exchange Offer.

                  (v) Upon the consummation of a Private Exchange with respect to the Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities issued to certain Holders be issued in global form will still apply with respect to Holders of such Initial Securities that do not exchange their Initial Securities, and Private Exchange Securities in global form with the global securities legend and the Restricted Securities Legend set forth in Exhibit 1 hereto will be available to Holders that exchange such Initial Securities in such Private Exchange.

        (c) CANCELLATION OR ADJUSTMENT OF GLOBAL SECURITY. At such time as all beneficial interests in a Global Security have either been exchanged for certificated Securities, redeemed, purchased or canceled, such Global Security shall be returned to the Depository for cancelation or retained and canceled by the Trustee. At any time prior to such cancelation, if any beneficial interest in a Global Security is exchanged for certificated Securities, redeemed, purchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

        (d) OBLIGATIONS WITH RESPECT TO TRANSFERS AND EXCHANGES OF SECURITIES.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate certificated Securities and Global Securities at the Registrar's or co-registrar's request.

                  (ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 3.06 and 4.16 of the Indenture).

                  (iii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of any Security for a period beginning 15 Business Days before the mailing of a notice of an offer to repurchase or redeem Securities or 15 Business Days before an interest payment date.

                  (iv) Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

                  (v) All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

        (e)   NO OBLIGATION OF THE TRUSTEE.

                  (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, Agent Member or other Person with respect to the accuracy of the records of the Depository or its nominee or of any Agent Member, with respect to any ownership interest in the Securities or with respect to the delivery to any Agent Member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depository or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Agent Member and any beneficial owners.

                  (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

        2.4  CERTIFICATED SECURITIES.

        (a) A Restricted Global Security deposited with the Depository or with the Trustee as Securities Custodian pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of certificated Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section 2.3 and (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for such Restricted Global Security or if at any time such Depository ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Company within 90 days of such notice or (ii) an event of default has occurred and is continuing or (iii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of certificated Securities under this Indenture.

        (b) Any Restricted Global Security that is transferable to the beneficial owners thereof pursuant to this Section shall be surrendered by the Depository to the Trustee located at its principal corporate trust office in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Restricted Global Security, an equal aggregate principal amount of certificated Initial Securities of authorized denominations. Any portion of a Restricted Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 principal amount and any integral multiple thereof and registered in such names as the Depository shall direct. Any certificated Initial Security or Private Exchange Security delivered in exchange for an interest in the Restricted Global Security shall, except as otherwise provided by Section 2.3(b), bear the restricted securities legend set forth in Exhibit 1 hereto.

        (c) Subject to the provisions of Section 2.4(b), the registered Holder of a Global Security shall be entitled to grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

        (d) In the event of the  occurrence  of any of the events  specified  in
Section 2.4(a), the Company shall promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form without interest coupons.

                                                                      EXHIBIT 1
                                                                             to
                                                RULE 144A/REGULATION S APPENDIX


                           [FACE OF INITIAL SECURITY]
                           [Global Securities Legend]


                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                         [Restricted Securities Legend]
                  THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE
"SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THE  HOLDER OF THIS  SECURITY  AGREES  FOR THE  BENEFIT OF THE
COMPANY THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY TO (I) THE COMPANY, (II) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE
SECURITIES ACT, IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                                                                            B-2
No.                                                                   CUSIP NO.
$                                                                      ISIN NO.


                          6.375% Senior Notes due 2015

                  Chesapeake  Energy  Corporation,   an  Oklahoma   corporation,
promises to pay to CEDE & CO., or registered assigns, the principal sum of _______________________________________________ Dollars on June 15, 2015.

                  Interest Payment Dates: June 15 and December 15 (commencing June 15, 20051)

                  Record Dates:  June 1 and December 1

                  Additional provisions of this Security are set forth on the other side of this Security.

Dated:

                              CHESAPEAKE ENERGY CORPORATION,

                                  by    ---------------------------------------
                                        Name:
                                        Title:


                                  by    ---------------------------------------
                                        Name:
                                        Title:


TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee, certifies that this is one of the Securities referred to in the Indenture.

     by  --------------------------------
               Authorized Signatory




-----------------------
1  Or such later date is appropriate in the case of Additional Securities

                       [REVERSE SIDE OF INITIAL SECURITY]


                           6.375% Senior Note due 2015

1.      INTEREST

                  Chesapeake Energy Corporation, an Oklahoma corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above; PROVIDED, HOWEVER, that if a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest will accrue on this Security at a rate of 0.50% per annum (increasing by an additional 0.50% per annum after each consecutive 90-day period that occurs after the date on which such Registration Default occurs up to a maximum additional interest rate of 2.00%) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured. The Company will pay interest semiannually on June 15 and December 15 of each year, commencing June 15, 2004. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from December 8, 2004. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.      METHOD OF PAYMENT

                  The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the June 1 or December 1 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Security (including principal, premium and interest) by mailing a check to the registered address of each Holder thereof; PROVIDED, HOWEVER, that payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.      PAYING AGENT AND REGISTRAR

                  Initially, The Bank of New York Trust Company, N.A., a national banking association (the "Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4.      INDENTURE

                  The Company issued the Securities under an Indenture dated as of December 8, 2004 ("Indenture"), among the Company, the Subsidiary Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the Act for a statement of those terms.

                  The Company shall be entitled,  subject to its compliance with
Section 4.09(a) of the Indenture,  to issue  Additional  Securities  pursuant to
Section 2.13 of the Indenture. The Initial Securities issued on the Issue Date, any Additional Securities and all Exchange Securities or Private Exchange Securities issued in exchange therefor will be treated as a single class for all purposes under the Indenture.

5.      OPTIONAL REDEMPTION

                  The Securities may be redeemed at the option of the Company, in whole or from time to time in part, at any time on or after December 15, 2009, at the redemption prices set forth below (expressed as a percentage of the principal amount of the Securities to be redeemed), together with accrued and unpaid interest on the Securities so redeemed to the redemption date, if redeemed during the 12-month period commencing on December 15 of the years indicated below:


                                                                     Redemption
YEAR                                                                   Price
----                                                                ------------
2009..........................................................         103.188%
2010..........................................................         102.125%
2011..........................................................         101.063%
2012 and thereafter...........................................         100.000%


                  Any redemption pursuant to this paragraph 5 shall be made, to the extent applicable, pursuant to the provisions of Sections 3.01 through 3.06 of the Indenture.

6.      EQUITY OFFERING REDEMPTION

                  In the  event  the  Company  consummates  one or  more  Equity
Offerings on or prior to December 15, 2007, the Company may redeem, in its sole discretion, up to 35% of the aggregate principal amount of the Securities (which includes Additional Securities, if any) with all or a portion of the aggregate net proceeds received by the Company from any such Equity Offering or Equity Offerings at a redemption price of 106.375% of the aggregate principal amount of the Securities so redeemed, plus accrued and unpaid interest on the Securities so redeemed to the redemption date; PROVIDED, HOWEVER, that (i) the date of any such redemption occurs within the 90-day period after the Equity Offering in respect of which such redemption is made and (ii) following each such redemption, at least 65% of the aggregate principal amount of the Securities (which includes Additional Securities, if any) remains outstanding. Any redemption pursuant to this paragraph 6 shall be made, to the extent applicable, pursuant to the provisions of Sections 3.01 through 3.06 of the Indenture.

7.      MAKE-WHOLE PRICE REDEMPTION

                  At any time prior to December 15, 2009, the Company may, at its option, redeem all or any portion of the Securities at the "Make-Whole Price" (as defined in the Indenture) plus accrued and unpaid interest on the Securities so redeemed to the date of redemption. Any redemption pursuant to this paragraph 7 shall be made, to the extent applicable, pursuant to the provisions of Sections 3.01 through 3.06 of the Indenture.

8.      NOTICE OF REDEMPTION

                  Notice of redemption will be mailed to the Holder's registered address at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed. If less than all Securities are to be redeemed, the Trustee shall select pro rata, by lot or, if the Securities are listed on any securities exchange, by any other method that the Trustee considers fair and appropriate and that complies with the requirements of such exchange, the Securities to be redeemed in multiples of $1,000; PROVIDED, HOWEVER, that no Securities with a principal amount of $1,000 or less will be redeemed in part. Securities in denominations larger than $1,000 may be redeemed in part. On and after the redemption date, interest ceases to accrue on Securities or portions of them called for redemption (unless the Company shall default in the payment of the redemption price or accrued interest).

9.      CHANGE OF CONTROL OFFER

                  In the event of a Change of Control of the Company, the Company shall be required to make an offer to purchase all or any portion of each Holder's Securities, at 101% of the principal amount thereof, plus accrued and unpaid interest to the date of purchase.

10.     NET PROCEEDS OFFER

                  In the event of certain Asset Sales (and Sale/Leaseback Transactions), the Company may be required to make a Net Proceeds Offer to purchase all or any portion of each Holder's Securities, at 100% of the principal amount thereof, plus accrued and unpaid interest to the Net Proceeds Payment Date.

11.     RESTRICTIVE COVENANTS

                  The Indenture imposes certain limitations on, among other things, the ability of the Company to merge or consolidate with any other Person or sell, lease or otherwise transfer all or substantially all of its properties or assets, the ability of the Company or the Restricted Subsidiaries to dispose of assets, to pay dividends and make certain other distributions and payments, to make certain investments or redeem, retire, repurchase or acquire for value shares of Capital Stock, to incur additional Indebtedness or incur encumbrances against certain property and to enter into certain transactions with Affiliates, all subject to certain limitations described in the Indenture.

12.     RANKING AND GUARANTEES

                  The Securities are general senior unsecured obligations of the Company. The Company's obligation to pay principal, premium, if any, and interest with respect to the Securities is unconditionally guaranteed on a senior basis, jointly and severally, by the Subsidiary Guarantors pursuant to Article Ten of the Indenture. Certain limitations to the obligations of the Subsidiary Guarantors are set forth in further detail in the Indenture.

13.     DENOMINATIONS; TRANSFER; EXCHANGE

                  The Securities are in registered form without coupons in denominations of $1,000 principal amount and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 Business Days before the mailing of a notice of an offer to repurchase or redeem Securities or 15 Business Days before an interest payment date.

14.     PERSONS DEEMED OWNERS

                  The registered Holder of this Security may be treated as the owner of it for all purposes.

15.     UNCLAIMED MONEY

                  If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

16.     DISCHARGE AND DEFEASANCE

                  Subject to certain conditions, the Company at any time shall be entitled to terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Securities for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

17.     AMENDMENT, SUPPLEMENT, WAIVER

                  Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority of the outstanding principal amount of the Securities, and any past default or noncompliance with any provision may be waived with the consent of the Holders of a majority in principal amount of the Securities. Without the consent of any Holder, the Company may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency or to make any change that does not adversely affect the rights of any Holder in any material respect.

18.     SUCCESSOR CORPORATION

                  When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor corporation will be released from those obligations.

19.     DEFAULTS AND REMEDIES

                  An Event of Default generally is: default by the Company or any Subsidiary Guarantor for 30 days in payment of interest on the Securities; default by the Company or any Subsidiary Guarantor in payment of principal of, or premium, if any, on the Securities; default by the Company or any Subsidiary Guarantor in the deposit of any optional redemption or repurchase payment when due and payable; defaults resulting in acceleration prior to maturity of certain other Indebtedness or resulting from payment defaults under certain other Indebtedness; failure by the Company or any Subsidiary Guarantor for 45 days after notice to comply with any of its other agreements in the Indenture; certain final judgments against the Company or Subsidiaries; a failure of any Guarantee of a Subsidiary Guarantor to be in full force and effect or denial by any Subsidiary Guarantor of its obligations with respect thereto; and certain events of bankruptcy or insolvency. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities may declare all the Securities to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization, all outstanding Securities shall become due and payable immediately without further action or notice. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Company must furnish an annual compliance certificate to the Trustee.

20.     TRUSTEE DEALINGS WITH COMPANY AND SUBSIDIARY GUARANTORS

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, the Subsidiary Guarantors or their respective Subsidiaries or Affiliates with the same rights it would have if it were not Trustee.

21.     NO RECOURSE AGAINST OTHERS

                  A director, officer, employee or stockholder, as such, of the Company, any Subsidiary Guarantor or the Trustee shall not have any liability for any obligations of the Company, any Subsidiary Guarantor or the Trustee under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Security.

22.     AUTHENTICATION

                  This Security shall not be valid until the Trustee or an authenticating agent signs the certificate of authentication on the other side of this Security.

23.     ABBREVIATIONS

                  Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=Custodian), and U/G/M/A (=Uniform Gifts to Minors
Act).

24.     CUSIP NUMBERS

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities as a convenience to Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

25.     HOLDERS' COMPLIANCE WITH REGISTRATION RIGHTS AGREEMENT

                  Each Holder of this Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.

26.     GOVERNING LAW

                  THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY, EXCEPT TO THE EXTENT THAT THE LAWS OF THE STATE OF NEW YORK WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION REGARDING THE VALIDITY OF THE SECURITIES.

                  The Company will furnish to any Holder upon written request and without charge to the Security holder a copy of the Indenture and a copy of the Registration Rights Agreement. Requests may be made to:

                  Chesapeake Energy Corporation
                  6100 North Western Avenue
                  Oklahoma City, OK 73118

                  ATTENTION:  CHIEF FINANCIAL OFFICER

          ------------------------------------------------------------

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

--------------------------------------------------------------------------------
               (Print or type assignee's name, address and zip code)

--------------------------------------------------------------------------------
                 (Insert assignee's social security or tax I.D. No.)

and irrevocably appoint                                      agent to transfer
this Security on the books of the Company.            The agent may substitute
another to act for him.

--------------------------------------------------------------------------------

Dated:  ------------------------------   Your Signature:  ---------------------

-------------------------------------------------------------------------------
Sign exactly as your name appears on the other side of this Security.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

        (1)    [_]         to the Company; or

        (2)    [_]         pursuant   to  an   effective   registration
                           statement under the Securities Act of 1933; or

        (3)    [_]         inside  the  United  States  to a  "qualified
                           institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule
                           144A under the Securities Act of 1933; or

        (4)    [_]         outside  the  United  States  in an  offshore
                           transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

        (5)    [_]         pursuant to the exemption from registration provided
                           by Rule 144 under the Securities Act of 1933. Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; PROVIDED, HOWEVER, that if box (4) or (5) is checked, the Trustee shall be entitled to require, prior to registering any such
                  1        transfer of the  Securities,  such legal opinions,
                           certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.


                                        ---------------------------------------
                                          Signature

Signature Guarantee:


Signature must be guaranteed              Signature



         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

          ------------------------------------------------------------
              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:  -------------------------       ---------------------------------------
                                         NOTICE:  To be executed by
                                         an executive officer

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

                  The following increases or decreases in this Global Security have been made:

            Amount of decrease in  Amount of increase in   Principal amount of this   Signature of authorized
Date of     Principal  amount of   Principal amount of     Global Security following  officer of Trustee or
Exchange    this Global Security   this Global Security    such decrease or increase  Securities Custodian

                                                                           B-13
                       OPTION OF HOLDER TO ELECT PURCHASE

        If you want to elect to have this Security purchased by the Company pursuant to Section 4.11 or 4.16 of the Indenture, check the box:

                                      [_]

        If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.11 or 4.16 of the Indenture, state the amount in principal amount: $__________________________

Dated: ---------------------- Your Signature: ---------------------------------
                                               (Sign   exactly as  your   name
                                               appears  on the other  side  of
                                               this Security.)


Signature Guarantee:  --------------------------------------------
                             (Signature must be guaranteed)


        Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                    EXHIBIT A-1


                           [FACE OF EXCHANGE SECURITY
                          OR PRIVATE EXCHANGE SECURITY]

*/**/



-----------------------

*/If the Security is to be issued in global form add the Global Securities Legend from Exhibit 1 to Appendix A and the attachment from such Exhibit 1 captioned "[TO BE ATTACHED TO GLOBAL SECURITIES] - SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY".

**/If the Security is a Private Exchange Security issued in a Private Exchange to an Initial Purchaser holding an unsold portion of its initial allotment, add the Restricted Securities Legend from Exhibit 1 to Appendix A and replace the Assignment Form included in this Exhibit A with the Assignment Form included in such Exhibit 1.

No.                                                                   CUSIP NO.
$                                                                      ISIN NO.


                          6.375% Senior Notes due 2015

        Chesapeake Energy Corporation, an Oklahoma corporation, promises to pay to CEDE & CO., or registered assigns, the principal sum of _____________________________________________________________ Dollars on June
15, 2015.

        Interest  Payment Dates:  June 15 and December 15  (commencing  June 15,
2005)

        Record Dates: June 1 and December 1

        Additional provisions of this Security are set forth on the other side of this Security.

Dated:

                              CHESAPEAKE ENERGY CORPORATION,


                                  by    ---------------------------------------
                                        Name:
                                        Title:


                                  by    ---------------------------------------
                                        Name:
                                        Title:


TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee, certifies that this is one of the Securities referred to in the Indenture.

     by  ---------------------------------
               Authorized Signatory

                   [FORM OF REVERSE SIDE OF EXCHANGE SECURITY
                          OR PRIVATE EXCHANGE SECURITY]


                           6.375% Senior Note due 2015

1.      INTEREST

                  Chesapeake Energy Corporation, an Oklahoma corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above; PROVIDED, HOWEVER, that if a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest will accrue on this Security at a rate of 0.50% per annum (increasing by an additional 0.50% per annum after each consecutive 90-day period that occurs after the date on which such Registration Default occurs up to a maximum additional interest rate of 2.00%) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured.** The Company will pay interest semiannually on June 15 and December 15 of each year, commencing June 15, 2005. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from December 8, 2004. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.      METHOD OF PAYMENT

                  The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the June 1 or December 1 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Security (including principal, premium and interest) by mailing a check to the registered address of each Holder thereof; PROVIDED, HOWEVER, that payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately

-----------------------------

     ** Insert if at the date of issuance of the Exchange Security or Private Exchange Scurity (as the case may be) any Registration Default has occurred with respect to the related Initial Securities during the interest period in which such date of issuance occurs.

preceding the relevant due date for payment (orsuch other date as the Trustee may accept in its discretion).

3.      PAYING AGENT AND REGISTRAR

                  Initially, The Bank of New York Trust Company, N.A., a national banking association (the "Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4.      INDENTURE

                  The Company issued the Securities under an Indenture dated as of December 8, 2004 ("Indenture"), among the Company, the Subsidiary Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the Act for a statement of those terms.

                  The Company shall be entitled,  subject to its compliance with
Section 4.09(a) of the Indenture,  to issue  Additional  Securities  pursuant to
Section 2.13 of the Indenture. The Initial Securities issued on the Issue Date, any Additional Securities and all Exchange Securities or Private Exchange Securities issued in exchange therefor will be treated as a single class for all purposes under the Indenture.

5.      OPTIONAL REDEMPTION

                  The Securities may be redeemed at the option of the Company, in whole or from time to time in part, at any time on or after December 15, 2009, at the redemption prices set forth below (expressed as a percentage of the principal amount of the Securities to be redeemed), together with accrued and unpaid interest on the Securities so redeemed to the redemption date, if redeemed during the 12-month period commencing on December 15 of the years indicated below:

                                                                     Redemption
Year                                                                   Price
----                                                                 ----------
2009................................. ........................         103.188%
2010..........................................................         102.125%
2011.................................. .......................         101.063%
2012 and thereafter...........................................         100.000%


                  Any redemption pursuant to this paragraph 5 shall be made, to the extent applicable, pursuant to the provisions of Sections 3.01 through 3.06 of the Indenture.

6.      EQUITY OFFERING REDEMPTION

                  In the  event  the  Company  consummates  one or  more  Equity
Offerings on or prior to December 15, 2007, the Company may redeem, in its sole discretion, up to 35% of the aggregate principal amount of the Securities (which includes Additional Securities, if any) with all or a portion of the aggregate net proceeds received by the Company from any such Equity Offering or Equity Offerings at a redemption price of 106.375% of the aggregate principal amount of the Securities so redeemed, plus accrued and unpaid interest on the Securities so redeemed to the redemption date; PROVIDED, HOWEVER, that (i) the date of any such redemption occurs within the 90-day period after the Equity Offering in respect of which such redemption is made and (ii) following each such redemption, at least 65% of the aggregate principal amount of the Securities (which includes Additional Securities, if any) remains outstanding. Any redemption pursuant to this paragraph 6 shall be made, to the extent applicable, pursuant to the provisions of Sections 3.01 through 3.06 of the Indenture.

7.      MAKE-WHOLE PRICE REDEMPTION

                  At any time prior to December 15, 2009, the Company may, at its option, redeem all or any portion of the Securities at the "Make-Whole Price" (as defined in the Indenture) plus accrued and unpaid interest on the Securities so redeemed to the date of redemption. Any redemption pursuant to this paragraph 7 shall be made, to the extent applicable, pursuant to the provisions of Sections 3.01 through 3.06 of the Indenture.

8.      NOTICE OF REDEMPTION

                  Notice of redemption will be mailed to the Holder's registered address at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed. If less than all Securities are to be redeemed, the Trustee shall select pro rata, by lot or, if the Securities are listed on any securities exchange, by any other method that the Trustee considers fair and appropriate and that complies with the requirements of such exchange, the Securities to be redeemed in multiples of $1,000; PROVIDED, HOWEVER, that no Securities with a principal amount of $1,000 or less will be redeemed in part. Securities in denominations larger than $1,000 may be redeemed in part. On and after the redemption date, interest ceases to accrue on Securities or portions of them called for redemption (unless the Company shall default in the payment of the redemption price or accrued interest).

9.      CHANGE OF CONTROL OFFER

                  In the event of a Change of Control of the Company, the Company shall be required to make an offer to purchase all or any portion of each Holder's Securities, at 101% of the principal amount thereof, plus accrued and unpaid interest to the date of purchase.

10.     NET PROCEEDS OFFER

                  In the event of certain Asset Sales (and Sale/Leaseback Transactions), the Company may be required to make a Net Proceeds Offer to purchase all or any portion of each Holder's Securities, at 100% of the principal amount thereof, plus accrued and unpaid interest to the Net Proceeds Payment Date.

11.     RESTRICTIVE COVENANTS

                  The Indenture imposes certain limitations on, among other things, the ability of the Company to merge or consolidate with any other Person or sell, lease or otherwise transfer all or substantially all of its properties or assets, the ability of the Company or the Restricted Subsidiaries to dispose of assets, to pay dividends and make certain other distributions and payments, to make certain investments or redeem, retire, repurchase or acquire for value shares of Capital Stock, to incur additional Indebtedness or incur encumbrances against certain property and to enter into certain transactions with Affiliates, all subject to certain limitations described in the Indenture.

12.     RANKING AND GUARANTEES

                  The Securities are general senior unsecured obligations of the Company. The Company's obligation to pay principal, premium, if any, and interest with respect to the Securities is unconditionally guaranteed on a senior basis, jointly and severally, by the Subsidiary Guarantors pursuant to Article Ten of the Indenture. Certain limitations to the obligations of the Subsidiary Guarantors are set forth in further detail in the Indenture.

13.     DENOMINATIONS; TRANSFER; EXCHANGE

                  The Securities are in registered form without coupons in denominations of $1,000 principal amount and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 Business Days before the mailing of a notice of an offer to repurchase or redeem Securities or 15 Business Days before an interest payment date.

14.     PERSONS DEEMED OWNERS

                  The registered Holder of this Security may be treated as the owner of it for all purposes.

15.     UNCLAIMED MONEY

                  If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

16.     DISCHARGE AND DEFEASANCE

                  Subject to certain conditions, the Company at any time shall be entitled to terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Securities for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

17.     AMENDMENT, SUPPLEMENT, WAIVER

                  Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority of the outstanding principal amount of the Securities, and any past default or noncompliance with any provision may be waived with the consent of the Holders of a majority in principal amount of the Securities. Without the consent of any Holder, the Company may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency or to make any change that does not adversely affect the rights of any Holder in any material respect.

18.     SUCCESSOR CORPORATION

                  When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor corporation will be released from those obligations.

19.     DEFAULTS AND REMEDIES

                  An Event of Default generally is: default by the Company or any Subsidiary Guarantor for 30 days in payment of interest on the Securities; default by the Company or any Subsidiary Guarantor in payment of principal of, or premium, if any, on the Securities; default by the Company or any Subsidiary Guarantor in the deposit of any optional redemption or repurchase payment when due and payable; defaults resulting in acceleration prior to maturity of certain other Indebtedness or resulting from payment defaults under certain other Indebtedness; failure by the Company or any Subsidiary Guarantor for 45 days after notice to comply with any of its other agreements in the Indenture; certain final judgments against the Company or Subsidiaries; a failure of any Guarantee of a Subsidiary Guarantor to be in full force and effect or denial by any Subsidiary Guarantor of its obligations with respect thereto; and certain events of bankruptcy or insolvency. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities may declare all the Securities to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization, all outstanding Securities shall become due and payable immediately without further action or notice. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Company must furnish an annual compliance certificate to the Trustee.

20.     TRUSTEE DEALINGS WITH COMPANY AND SUBSIDIARY GUARANTORS

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, the Subsidiary Guarantors or their respective Subsidiaries or Affiliates with the same rights it would have if it were not Trustee.

21.     NO RECOURSE AGAINST OTHERS

                  A director, officer, employee or stockholder, as such, of the Company, any Subsidiary Guarantor or the Trustee shall not have any liability for any obligations of the Company, any Subsidiary Guarantor or the Trustee under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Security.

22.     AUTHENTICATION

                  This Security shall not be valid until the Trustee or an authenticating agent signs the certificate of authentication on the other side of this Security.

23.     ABBREVIATIONS

                  Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=Custodian), and U/G/M/A (=Uniform Gifts to Minors
Act).

24.     CUSIP NUMBERS

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities as a convenience to Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

25.     HOLDERS' COMPLIANCE WITH REGISTRATION RIGHTS AGREEMENT

                  Each Holder of this Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.

26.     GOVERNING LAW

                  THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY, EXCEPT TO THE EXTENT THAT THE LAWS OF THE STATE OF NEW YORK WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION REGARDING THE VALIDITY OF THE SECURITIES.

                  The Company will furnish to any Holder upon written request and without charge to the Security holder a copy of the Indenture and a copy of the Registration Rights Agreement. Requests may be made to:

                  Chesapeake Energy Corporation
                  6100 North Western Avenue
                  Oklahoma City, OK 73118

                  ATTENTION:  CHIEF FINANCIAL OFFICER

          ------------------------------------------------------------

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

--------------------------------------------------------------------------------
           (Print or type assignee's name, address and zip code)

--------------------------------------------------------------------------------
            (Insert assignee's social security or tax I.D. No.)

and irrevocably appoint                                       agent to transfer
this Security on the books of the Company.            The agent may substitute
another to act for him.

-------------------------------------------------------------------------------

Dated:  ---------------------------  Your Signature:  -------------------------


-------------------------------------------------------------------------------
Sign exactly as your name appears on the other side of this Security.

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

                  The following increases or decreases in this Global Security have been made:

            Amount of decrease in  Amount of increase in   Principal amount of this   Signature of authorized
Date of     Principal  amount of   Principal amount of     Global Security following  officer of Trustee or
Exchange    this Global Security   this Global Security    such decrease or increase  Securities Custodian

OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased by the Company pursuant to Section 4.11 or 4.16 of the Indenture, check the box:

                                       [_]

                  If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.11 or 4.16 of the Indenture, state the amount in principal amount: $____________________


Dated:  ----------------------  Your Signature:  -------------------------------
                                                 (Sign   exactly as  your   name
                                                  appears  on the other side of
                                                  this Security.)


Signature Guarantee:  -----------------------------------------
                            (Signature must be guaranteed)


Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.